UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12
SEGALL BRYANT & HAMILL TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

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	(2)	Aggregate number of securities to which transaction applies:
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 Segall Bryant & Hamill Trust

225 Pictoria Drive

Suite 4500

Cincinnati, OH 45246

March [    ], 2021

Dear Shareholders:

The enclosed Proxy Statement discusses proposals to be voted upon by shareholders of each of the following funds (each a “Fund” and collectively, the “Funds”), each a series of the Segall Bryant & Hamill Trust (the “Trust”), at two special meetings to be held on April 22, 2021:

Segall Bryant & Hamill Small Cap Value Fund

Segall Bryant & Hamill Small Cap Growth Fund

Segall Bryant & Hamill Small Cap Core Fund

Segall Bryant & Hamill All Cap Fund

Segall Bryant & Hamill Emerging Markets Fund

Segall Bryant & Hamill International Small Cap Fund

Segall Bryant & Hamill Fundamental International Small Cap Fund

Segall Bryant & Hamill Global All Cap Fund

Segall Bryant & Hamill Workplace Equality Fund

Segall Bryant & Hamill Short Term Plus Fund

Segall Bryant & Hamill Plus Bond Fund

Segall Bryant & Hamill Quality High Yield Fund

Segall Bryant & Hamill Municipal Opportunities Fund

Segall Bryant & Hamill Colorado Tax Free Fund

We will hold the special meetings in the offices of Ultimus Fund Solutions (“Ultimus”), the co-administrator to each Fund, at 2 Easton Oval, Suite 300, Columbus, Ohio 43219. The first special meeting will be held at 1:00 p.m. Eastern time (the “First Meeting”) and the second meeting will be held at 1:30 p.m. Eastern time (the “Second Meeting”) (each, a “Meeting” and collectively the “Meetings”).

During the First Meeting, shareholders will be asked to:

Applicable Fund
Proposal 1: Approve a new investment advisory agreement by and between the Trust on behalf of the relevant Fund, and Segall Bryant & Hamill, LLC.	Each Fund
Proposal 2: Approve a change to the Segall Bryant & Hamill Emerging Markets Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate the fundamental investment restriction of the Fund with respect to diversification.	Segall Bryant & Hamill Emerging Markets Fund

During the Second Meeting, shareholders will be asked to:

Applicable Fund
Proposal 1: Elect Thomas J. Abood to serve on the Board of Trustees until his resignation, retirement, death or removal or until his successor is duly elected and qualified.	Each Fund

Please review the Proxy Statement and cast your vote on the proposals. After consideration of each proposal, the Board of Trustees of the Trust (the “Board of Trustees”) has unanimously approved the proposals. The Board of Trustees recommends that you vote FOR each proposal.

First Meeting – Proposal 1:

Shareholders of each Fund are being asked to approve a new investment advisory agreement between Segall Bryant & Hamill, LLC (“SBH”) and the Trust with respect to that Fund so that SBH can continue to serve as the investment adviser to that Fund.

First Meeting – Proposal 2:

Shareholders of the Segall Bryant & Hamill Emerging Markets Fund are being asked to approve a change to the Fund’s sub-classification under the Investment Company Act of 1940 (the “1940 Act”) from “diversified” to “non-diversified” and to eliminate the fundamental investment restriction of the Fund with respect to diversification.

Second Meeting – Proposal 1:

Shareholders of all Funds are being asked to elect one Trustee, Thomas J. Abood, to serve on the Board until his resignation, retirement, death, or removal or until his successor is duly elected and qualified.

THE BOARD OF TRUSTEES OF THE TRUST HAVE APPROVED, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

Your vote is important no matter how many shares you own. The enclosed materials explain each proposal in detail, and we encourage you to review them. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If you have any questions about the proposals or the voting instructions, you may call Okapi Partners, LLC, our proxy solicitation firm, at 1-844-343-2625.

Very truly yours,

/s/ Janice M. Teague
Janice M. Teague
Chair of Segall Bryant & Hamill Trust

SEGALL BRYANT & HAMILL TRUST

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

To Be Held On

April 22, 2021

2 Easton Oval

Suite 300

Columbus, Ohio 43219

To the Shareholders:

NOTICE IS HEREBY GIVEN that the Board of Trustees of the Segall Bryant & Hamill Trust, an open-end management investment company organized as a Massachusetts business trust, has called special meetings of the shareholders of each of the following funds (each a “Fund” and collectively, the “Funds”), to be held on April 22, 2021:

Segall Bryant & Hamill Small Cap Value Fund

Segall Bryant & Hamill Small Cap Growth Fund

Segall Bryant & Hamill Small Cap Core Fund

Segall Bryant & Hamill All Cap Fund

Segall Bryant & Hamill Emerging Markets Fund

Segall Bryant & Hamill International Small Cap Fund

Segall Bryant & Hamill Fundamental International Small Cap Fund

Segall Bryant & Hamill Global All Cap Fund

Segall Bryant & Hamill Workplace Equality Fund

Segall Bryant & Hamill Short Term Plus Fund

Segall Bryant & Hamill Plus Bond Fund

Segall Bryant & Hamill Quality High Yield Fund

Segall Bryant & Hamill Municipal Opportunities Fund

Segall Bryant & Hamill Colorado Tax Free Fund

We will hold the special meetings in the offices of Ultimus Fund Solutions (“Ultimus”), the co-administrator to each Fund, at 2 Easton Oval, Suite 300, Columbus, Ohio 43219. The first special meeting will be held at 1:00 p.m. Eastern time (the “First Meeting”) and the second meeting will be held at 1:30 p.m. Eastern time (the “Second Meeting”) (each, a “Meeting” and collectively the “Meetings”).

During the First Meeting, the shareholders will be asked to:

Applicable Fund
Proposal 1: Approve a new investment advisory agreement by and between the Trust on behalf of the relevant Fund, and Segall Bryant & Hamill, LLC.	Each Fund
Proposal 2: Approve a change to the Segall Bryant & Hamill Emerging Markets Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate the fundamental investment restriction of the Fund with respect to diversification.	Segall Bryant & Hamill Emerging Markets Fund

During the Second Meeting, shareholders will be asked to:

Applicable Fund
Proposal 1: Elect Thomas J. Abood to serve on the Board of Trustees until his resignation, retirement, death or removal or until his successor is duly elected and qualified.	Each Fund

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

Shareholders of a Fund who owned shares of a Fund as of the close of business on February 24, 2021 will receive notice of the Meetings and will be entitled to vote at the Meetings. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the applicable Fund, or at the Meetings.

First Meeting – Proposal 1:

Shareholders of each Fund are being asked to approve a new investment advisory agreement between Segall Bryant & Hamill, LLC (“SBH”) and the Trust with respect to that Fund so that SBH can continue to serve as the investment adviser to that Fund.

First Meeting – Proposal 2:

Shareholders of the Segall Bryant & Hamill Emerging Markets Fund are being asked to approve a change to the Fund’s sub-classification from “diversified” to “non-diversified” and to eliminate the fundamental investment restriction of the Fund with respect to diversification.

Second Meeting – Proposal 1:

Shareholders of all Funds are being asked to elect one Trustee, Thomas J. Abood, to serve on the Board of Trustees until his resignation, retirement, death, or removal or until his successor is duly elected and qualified.

YOUR VOTE IS IMPORTANT — PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to participate in the Meetings. Since it is important that your vote be represented whether or not you are able to participate, you are urged to consider these matters and to complete, date, and sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. If you choose to attend the Meetings in person, COVID-19 precautions will be in place with appropriate mask wearing and social distancing required. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of Segall
Bryant & Hamill Trust, on behalf of the Funds

/s/ Derek W. Smith
Derek W. Smith
Secretary

Important Notice Regarding the Availability of Proxy Materials for the Meetings to be Held on April 22, 2021 or any adjournment or postponement thereof

This Notice and the Proxy Statement are available on the internet at www.okapivote.com/SBH. On this website, you will be able to access this Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. To request a copy of this Notice, the Proxy Statement or a Form of Proxy please call 1-844-343-2625. You may also call for information on how to obtain directions to be able to participate in the Meetings. Copies of a Fund’s annual report have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with a Fund’s annual report. You may request a copy of the annual report by calling 1-800-392-2673 or by visiting the Trust’s website at www.sbhfunds.com.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

We strongly encourage you to read the full text of the enclosed Proxy Statement. However, as a quick reference, we are also providing you the following questions and answers, which provide a brief overview of the proposals. Your vote is important.

Please note that all defined terms used but not otherwise defined in the following questions and answers have the meanings given to them in the Proxy Statement.

QUESTIONS AND ANSWERS

General:

Q. What am I being asked to vote on?

A.       During the First Meeting, shareholders will be asked to:

Applicable Fund
Proposal 1: Approve a new investment advisory agreement by and between the Trust, on behalf of the relevant Fund, and Segall Bryant & Hamill, LLC.	Each Fund
Proposal 2: Approve a change to the Segall Bryant & Hamill Emerging Markets Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate the fundamental investment restriction of the Fund with respect to diversification.	Segall Bryant & Hamill Emerging Markets Fund

During the Second Meeting, shareholders will be asked to:

Applicable Fund
Proposal 1: Elect Thomas J. Abood to serve on the Board of Trustees until his resignation, retirement, death or removal or until his successor is duly elected and qualified.	Each Fund

Q. Why are you sending me this information?

A.       You are receiving these proxy materials because you own shares in one or more Funds and have the right to vote on these very important proposals concerning your investment.

Q. Who will bear the costs related to this proxy solicitation?

A.       SBH has agreed to bear the costs related to this proxy solicitation.

Q. Who is entitled to vote?

A.       If you owned shares of a Fund as of the close of business on February 24, 2021, you are entitled to vote with respect to the proposal(s) for that Fund.

Q. When and where will the Meetings be held?

A.       The Meetings will be held in the offices of Ultimus at 2 Easton Oval, Suite 300, Columbus, Ohio 43219 on April 22, 2021 with the First Meeting beginning at 1:00 p.m. Eastern time and the Second Meeting beginning at 1:30 p.m. Eastern time. If you choose to attend the Meetings in person, COVID-19 precautions will be in place with appropriate mask wearing and social distancing required.

Q. How do I vote my shares?

A.       Your vote is very important. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meetings as described in the Proxy Statement.

Q. What vote is required to approve Proposal 1 of the First Meeting?

A.      The proposal requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of that Fund present at the Meeting or represented by proxy, if holders of shares representing more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of that Fund. Each Fund will vote independently on this proposal and the vote of a Fund has no effect on the vote of any other Fund.

Q. What vote is required to approve Proposal 2 of the First Meeting?

A.      The proposal requires the affirmative vote of a “majority of the outstanding voting securities” (as defined above) of the Segall Bryant & Hamill Emerging Markets Fund.

Q. What vote is required to approve Proposal 1 of the Second Meeting?

A.       The proposal requires the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds voting together at the Meeting or represented by proxy, irrespective of class.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A.       Your proxy will be voted in favor of the relevant proposal(s).

Q. May I revoke my proxy?

A.      You may revoke your proxy at any time before it is exercised by giving written notice of your revocation to the applicable Fund, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy, and voting.

Q. How can I obtain a copy of a Fund’s annual or semi-annual report?

A.      If you would like to receive a copy of the latest annual or semi-annual report(s) for a Fund, please call 1-800-392-2673, or write to Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or visit www.sbhfunds.com. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A.      If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Okapi Partners, LLC, our proxy solicitation firm, toll free at 1-844-343-2625.

First Meeting – Proposal 1:

Q. What is happening?

A.      Shareholders of each Fund are being asked to approve a new investment advisory agreement between Segall Bryant & Hamill, LLC (“SBH”) and the Trust with respect to that Fund so that SBH can continue to serve as the investment adviser to that Fund.

On January 25, 2021, SBH entered into a membership interest purchase agreement (the “Agreement”) with CI US Holdings, Inc. (the “Purchaser”), CI Financial Corp., the owners of the equity of SBH, and 9421 LLC, as the Sellers’ Representative, pursuant to which the Purchaser will acquire 100% of the equity of SBH (the “Transaction”). The completion of the Transaction (the “Closing”) is expected to occur in the second calendar quarter of 2021.

Under the Investment Company Act of 1940 (the “1940 Act”), a transaction that results in a change of more than 25% of the voting interests of an investment adviser constitutes a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. The Closing will constitute a “change in control” of SBH for purposes of the 1940 Act and will cause the “assignment” and automatic termination of the Current Agreement with respect to each Fund. The 1940 Act requires that advisory agreements, such as the New Agreement, be approved by a vote of a majority of the outstanding shares of the applicable Fund. Therefore, shareholders of each Fund are being asked to approve the proposed New Agreement.

Q. How will the Transaction or the approval of a New Agreement affect me as a Fund Shareholder?

A.      The investment objectives and strategies for each Fund will be unchanged as a result of the completion of the Transaction or the approval of the New Agreement. You will still own the same shares in your Fund. The New Agreement will not change the services provided by SBH to any Fund nor will the New Agreement change the day-to-day management of any Fund. The New Agreement incorporates certain modifications to the Current Agreement that are designed to memorialize and make explicit certain functions and duties of SBH that are implicit in the Current Agreement, as well as certain regulatory requirements that have gone into effect since the Current Agreement went into effect. Additionally, the New Agreement has new dates of execution, effectiveness, and termination. The fees to be charged under the New Agreement are identical to the fees charged under the Current Agreement.

If approved by shareholders, the New Agreement will have an initial two-year term and will be subject to annual renewal thereafter.

From May 1, 2020, until at least April 30, 2021, SBH has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expense, and extraordinary expenses) as reflected in the table below, with the exception of the Small Cap Value, All Cap, Emerging Markets, and International Small Cap Funds which is for the period May 1, 2020, until at least December 31, 2021. These agreements may not be terminated or modified by SBH, without the approval of the Board of Trustees prior to April 30, 2021, with the exception of the Small Cap Value, All Cap, Emerging Markets, and International Small Cap Funds for which the date is December 31, 2021.

	Expense Limit after Fee Waivers and/or Reimbursements
Fund	Retail Class	Inst. Class
Segall Bryant & Hamill Small Cap Value Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Growth Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Core Fund	1.14%	0.99%
Segall Bryant & Hamill All Cap Fund	0.99%	0.84%
Segall Bryant & Hamill Emerging Markets Fund	1.38%	1.23%
Segall Bryant & Hamill International Small Cap Fund	1.18%	1.03%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.25%	1.10%
Segall Bryant & Hamill Global All Cap Fund	0.89%	0.74%
Segall Bryant & Hamill Workplace Equality Fund	0.89%	0.74%
Segall Bryant & Hamill Short Term Plus Fund	0.49%	0.40%
Segall Bryant & Hamill Plus Bond Fund	0.55%	0.40%
Segall Bryant & Hamill Quality High Yield Fund	0.85%	0.70%
Segall Bryant & Hamill Municipal Opportunities Fund	0.65%	0.50%
Segall Bryant & Hamill Colorado Tax Free Fund	0.65%	0.50%

If the New Agreement is approved by a Fund’s shareholders, that Fund will enter into a fee waiver letter agreement with SBH with substantially similar material terms as the fee waiver letter agreement currently in place, except that the new fee waiver letter agreement will continue through the later of: (i) April 30, 2023 or (ii) the two year anniversary of the Closing.

Q. Will there be any changes to each Fund’s portfolio managers?

A.      Each Fund’s portfolio managers are expected to remain the same.

Q. Will any Fund’s name change as a result of the Transaction?

A.      If the Transaction is completed, it is anticipated that the Funds’ names and the Trust’s name will remain unchanged.

Q. Has the Board of Trustees approved the New Agreement and how does the Board recommend that I vote?

A.      The Board unanimously approved the New Agreement at a meeting held on February 17, 2021, and recommends that you vote FOR the proposal.

Q. What will happen if shareholders of a Fund do not approve the New Agreement?

A.      If shareholders of a Fund do not approve the New Agreement, the New Agreement will not be in effect with respect to that Fund (in other words, the adoption of the New Agreement is not contingent on the approval by shareholders of the New Agreement with respect to each Fund), and the Board may consider all other available options, including without limitation, liquidating such Fund.

First Meeting – Proposal 2:

Q. What is happening?

A.      Shareholders of the Segall Bryant & Hamill Emerging Markets Fund are being asked to approve a change to the Segall Bryant & Hamill Emerging Markets Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified” and to eliminate the fundamental investment restriction of the Fund with respect to diversification.

Q. Why are we doing this?

A.      The 1940 Act limits how much a diversified fund can invest in any single holding. Under the 1940 Act, out of 75% of a Fund’s assets, 5% or more cannot be invested in a single holding. The Fund’s benchmark is comprised of several issuers that in recent years have been near or exceed the 5% level. The Portfolio Management Team believes that it would be beneficial to have additional flexibility which will better enable the portfolio managers to execute the Fund’s investment strategy. Due to the limitations imposed on a diversified fund’s investments in any one holding, the Fund may not be able to add to its positions in certain stocks viewed favorably by the portfolio managers. Although the Fund does not seek to track to its benchmark, there may be benefits to shareholders from the flexibility afforded by a non-diversified fund.

Q. How does the modification of the investment restriction affect each Fund’s investment objectives, strategies and policies?

A.      The Fund’s investment objective will remain the same and the Fund’s principal investment strategies and investment policies will remain substantially the same.

Q. What will happen if shareholders do not approve the Proposal?

A.      If shareholders holding a majority of the outstanding shares of the Fund do not consent to approve the proposal, SBH will continue to manage the Fund as a “diversified fund” for the purposes of the 1940 Act, and no changes will be made to the Fund’s fundamental investment restrictions, but will not be able to invest the Fund’s portfolio in a manner that SBH believes would be most beneficial to the Fund and its shareholders. The approval of the proposal with respect to the Fund is not contingent on the shareholders of the Funds approving First Meeting Proposal 1 or Second Meeting Proposal 1, meaning that if shareholders of the Segall Bryant & Hamill Emerging Markets Fund approves the proposal, but shareholders of each Fund do not approve First Meeting Proposal 1 or Second Meeting Proposal 1, the Segall Bryant & Hamill Emerging Markets Fund will still implement the changes to that Fund’s investment restriction.

Q. How does the Board recommend that I vote?

A.      The Board recommends that shareholders vote FOR the proposal.

Second Meeting – Proposal 1:

Q. What is happening?

A.      Shareholders of all Funds are being asked to elect one Trustee, Thomas J. Abood, to serve on the Board until his resignation, retirement, death or removal or until his successor is duly elected and qualified.

Q. How does the Board recommend that I vote?

A.      The Board recommends that shareholders vote FOR the proposal. Each Trustee has approved the trustee nominee described in the Proxy Statement, except that Mr. Abood abstained with respect to his nomination as a trustee.

Q. Why am I being asked to elect a Trustee?

A.      The Trustees are your representatives who oversee management and operations of your Fund(s). Certain regulations require that a majority of Trustees be elected by shareholders. In addition, under the 1940 Act, new trustees cannot be appointed by the Trustees to fill vacancies created by an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders. The Board currently has six members, five of whom have been elected by shareholders. The Board has determined it to be in the best interests of the Trust and its shareholders to enhance the flexibility to expand the Board or replace a retiring or resigning Trustee in the future and that, to further that objective, the one current Trustee that has not been previously elected by shareholders stand for election at the Second Meeting.

Q. How will the approval of the proposal affect the composition of the Board?

A.      The approval of the proposal will not affect the composition of the Board, except that the Board will then have greater flexibility to expand the Board or replace a retiring or resigning Trustee in the future.

SEGALL BRYANT & HAMILL TRUST

PROXY STATEMENT

for the Special Meetings of Shareholders

to be held on April 22, 2021

2 Easton Oval

Suite 300

Columbus, Ohio 43219

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of the Segall Bryant & Hamill Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust, on behalf of each of the below listed funds (each a “Fund” and collectively, the “Funds”), each a series of the Trust, to be used at the special meetings of shareholders (the “Shareholders”) of the Funds to be held on April 22, 2021.

Segall Bryant & Hamill Small Cap Value Fund

Segall Bryant & Hamill Small Cap Growth Fund

Segall Bryant & Hamill Small Cap Core Fund

Segall Bryant & Hamill All Cap Fund

Segall Bryant & Hamill Emerging Markets Fund

Segall Bryant & Hamill International Small Cap Fund

Segall Bryant & Hamill Fundamental International Small Cap Fund

Segall Bryant & Hamill Global All Cap Fund

Segall Bryant & Hamill Workplace Equality Fund

Segall Bryant & Hamill Short Term Plus Fund

Segall Bryant & Hamill Plus Bond Fund

Segall Bryant & Hamill Quality High Yield Fund

Segall Bryant & Hamill Municipal Opportunities Fund

Segall Bryant & Hamill Colorado Tax Free Fund

We will hold the special meetings in the offices of Ultimus Fund Solutions (“Ultimus”), the co-administrator to each Fund, at 2 Easton Oval, Suite 300, Columbus, Ohio 43219. The first special meeting will be held at 1:00 p.m. Eastern time (the “First Meeting”) and the second meeting will be held at 1:30 p.m. Eastern time (the “Second Meeting”) (each, a “Meeting” and collectively the “Meetings”).

Solicitation of Proxies

The solicitation of proxies for use at the Meetings is being made primarily by the Funds via the mailing on or about March 19, 2021 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview (i) by officers and Trustees of the Funds, (ii) by officers, employees and agents of the Funds’ investment adviser, Segall Bryant & Hamill, LLC (“SBH”) and/or its affiliates, (iii) by officers, employees and agents of CI US Holdings, Inc. (the “Purchaser”) and/or its affiliates, (iv) by officers, employees and agents of the Funds’ administrators, Ultimus Fund Solutions, LLC (“Ultimus”), and/or its affiliates; and/or (v) Okapi Partners, LLC, the Funds’ proxy solicitor. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, electronic mail or other electronic means.

During the First Meeting, the relevant Shareholders will be asked to:

Applicable Fund
Proposal 1: Approve a new investment advisory agreement by and between the Trust on behalf of the applicable Fund, and Segall Bryant & Hamill, LLC.	Each Fund
Proposal 2: Approve a change to the Segall Bryant & Hamill Emerging Markets Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate the fundamental investment restriction of the Fund with respect to diversification.	Segall Bryant & Hamill Emerging Markets Fund

During the Second Meeting, the relevant Shareholders will be asked to:

Applicable Fund
Proposal 1: Elect Thomas J. Abood to serve on the Board of Trustees until his resignation, retirement, death or removal or until his successor is duly elected and qualified.	Each Fund

The Board has set the close of business on February 24, 2021 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on the proposals at the Meetings. The vote for the proposals will be at the Fund level, meaning that the Shareholders of all classes of a Fund will vote together.

The number of Fund shares issued and outstanding for each Fund as of the Record Date is as follows:

Fund	Retail Class	Inst. Class
Segall Bryant & Hamill Small Cap Value Fund
Segall Bryant & Hamill Small Cap Growth Fund
Segall Bryant & Hamill Small Cap Core Fund
Segall Bryant & Hamill All Cap Fund
Segall Bryant & Hamill Emerging Markets Fund
Segall Bryant & Hamill International Small Cap Fund
Segall Bryant & Hamill Fundamental International Small Cap Fund
Segall Bryant & Hamill Global All Cap Fund
Segall Bryant & Hamill Workplace Equality Fund
Segall Bryant & Hamill Short Term Plus Fund
Segall Bryant & Hamill Plus Bond Fund
Segall Bryant & Hamill Quality High Yield Fund
Segall Bryant & Hamill Municipal Opportunities Fund
Segall Bryant & Hamill Colorado Tax Free Fund

Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

TABLE OF CONTENTS

Page
Proposals
Evaluation by the Board
Information about the Adviser
Information about Other Service Providers
General Information
Voting Information
Exhibit A:	Form of Investment Advisory Agreement	A-1
Exhibit B:	Data Regarding Current and New Agreements	B-1
Exhibit C:	Audit Fees	C-1
Exhibit D:	Audit Committee Charter	D-1
Exhibit E:	Nominating and Governance Committee Charter	E-1
Exhibit F:	Proxy Card	F-1

GENERAL OVERVIEW

First Meeting - Proposal 1: Approval of the New Investment Advisory Agreement.

Background

The primary purpose of this proposal is to enable SBH to continue to serve as the investment adviser to the Funds. To do so, the Board is requesting that shareholders approve a new investment advisory agreement between SBH and the Trust, on behalf of each Fund (the “New Agreement”).

On January 25, 2021, SBH entered into a membership interest purchase agreement (the “Agreement”) with CI US Holdings, Inc. (the “Purchaser”), CI Financial Corp., the owners of the equity of SBH, and 9421 LLC, as the Sellers’ Representative, pursuant to which the Purchaser will acquire 100% of the equity of SBH (the “Transaction”). The completion of the Transaction (the “Closing”) is expected to occur in the second calendar quarter of 2021.

Under the Investment Company Act of 1940 (the “1940 Act”), a transaction that results in a change of more than 25% of the voting interests of an investment adviser constitutes a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. The Closing will constitute a “change in control” of SBH for purposes of the 1940 Act and will cause the “assignment” and automatic termination of the Current Agreement with respect to each Fund. The 1940 Act requires that advisory agreements, such as the New Agreement, be approved by a vote of a majority of the outstanding shares of the applicable Fund. Therefore, shareholders of each Fund are being asked to approve the proposed New Agreement.

At a meeting held on February 17, 2021, the Board, including a majority of the Trustees who are not interested persons of SBH, Ultimus Fund Distributors, LLC (“UFD” or the “Distributor”), or the Trust (the “Independent Trustees”) approved an interim advisory agreement between the Trust, on behalf of each Fund, and SBH (the “Interim Agreement”) as permitted by Rule 15a-4 under the 1940 Act, which will become effective immediately upon the Closing. The Board, including the Independent Trustees, also approved the New Agreement with respect to each Fund, to take effect with respect to that Fund upon shareholder approval of that Fund.

The Interim Agreement will take effect at the Closing and will be effective for 150 days from that date or until the New Agreement is approved by shareholders, whichever occurs first. If shareholder approval of the New Agreement is not obtained with respect to a particular Fund, the Board will consider other available options, including without limitation, liquidating such Fund.

The Interim Agreement and the New Agreement will not change the services provided by SBH to any Fund nor will the Interim Agreement or the New Agreement change the day-to-day management of each Fund. The Interim Agreement and the New Agreement incorporate certain modifications to the Current Agreement that are designed to memorialize and make explicit certain functions and duties of SBH that are implicit in the Current Agreement, as well as certain regulatory requirements that have gone into effect since the Current Agreement went into effect. Additionally, the Interim Agreement and the New Agreement update the relevant dates of execution and effectiveness. The fees to be charged under the Interim Agreement and New Agreement are identical to the fees charged under the Current Agreement; however, any fees accrued under the Interim Agreement will be held in escrow until shareholder approval of the New Agreement is obtained.

Description and Comparison of Current and New Agreements

The form of the New Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section and the summaries in Exhibit B are qualified in their entirety by reference to Exhibit A. Exhibit B to this Proxy Statement with respect to each Fund:

●	the date of each Current Agreement;

●	the date on which each Current Agreement was last approved by the Board;

●	the date and purpose on which each Current Agreement was last approved by Shareholders;

●	the advisory fee rate under each Current Agreement;

●	the aggregate amount of SBH’s advisory fee and the amount and purpose of any other payments by the Funds or SBH, or any of its affiliated persons or affiliated person of such person, during the fiscal year ended December 31, 2020; and

●	whether SBH has waived, reduced or otherwise agreed to reduce its compensation with respect to a Fund under any applicable contract.

Except as described below, the New Agreement is similar in all material respects to the Current Agreement, except that there will be new ownership of SBH and a new commencement date and initial term of the agreement.

Services Provided

Under the terms of the Current Agreement, SBH serves as the investment adviser for each Fund and, subject to the supervision of the Board, provides a continuous investment program for each Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Fund. SBH determines from time to time what securities and other investments will be purchased, retained or sold by each Fund, and provides such services for each Fund in accordance with each Fund’s investment objectives, policies, and restrictions as stated in that Fund’s prospectus and statement of additional information.

SBH’s responsibilities and obligations under the New Agreement for a Fund will be the same in all material respects to those of SBH under each Current Agreement for that Fund.

Compensation

Under the terms of the Current Agreement, SBH is entitled to receive an annual management fee, accrued daily at the applicable fee rate and payable monthly as soon as practicable after the last day of each month in the following amounts for that Fund:

Name of Fund	Fee Calculation
Segall Bryant & Hamill Small Cap Value Fund	Annual rate of 0.80% of the average daily net assets of the Fund
Segall Bryant & Hamill Small Cap Growth Fund	Annual rate of 0.65% of the average daily net assets of the Fund
Segall Bryant & Hamill Small Cap Core Fund	Annual rate of 0.80% of the average daily net assets of the Fund
Segall Bryant & Hamill All Cap Fund	Annual rate of 0.65% of the average daily net assets of the Fund
Segall Bryant & Hamill Emerging Markets Fund	Annual rate of 0.90% of the average daily net assets of the Fund
Segall Bryant & Hamill International Small Cap Fund	Annual rate of 0.90% of the average daily net assets of the Fund
Segall Bryant & Hamill Fundamental International Small Cap Fund	Annual rate of 1.00% of the average daily net assets of the Fund
Segall Bryant & Hamill Global All Cap Fund	Annual rate of 0.65% of the average daily net assets of the Fund
Segall Bryant & Hamill Workplace Equality Fund	Annual rate of 0.65% of the average daily net assets of the Fund
Segall Bryant & Hamill Short Term Plus Fund	Annual rate of 0.25% of the average daily net assets of the Fund
Segall Bryant & Hamill Plus Bond Fund	Annual rate of 0.35% of the average daily net assets of the Fund
Segall Bryant & Hamill Quality High Yield Fund	Annual rate of 0.45% of the average daily net assets of the Fund
Segall Bryant & Hamill Municipal Opportunities Fund	Annual rate of 0.35% of the average daily net assets of the Fund
Segall Bryant & Hamill Colorado Tax Free Fund	Annual rate of 0.35% of the average daily net assets of the Fund

The advisory fee rate payable to SBH under the New Agreement for a Fund will be identical to the fee rate payable to SBH under the Current Agreement for that Fund.

From May 1, 2020, until at least April 30, 2021, SBH has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expense, and extraordinary expenses) as reflected in the table below. These agreements may not be terminated or modified by SBH, without the approval of the Board of Trustees prior to April 30, 2021, with the exception of the Small Cap Value, All Cap, Emerging Markets, and International Small Cap Funds for which the date is December 31, 2021.

	Expense Limit after Fee Waivers and/or Reimbursements
Fund	Retail Class	Inst. Class
Segall Bryant & Hamill Small Cap Value Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Growth Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Core Fund	1.14%	0.99%
Segall Bryant & Hamill All Cap Fund	0.99%	0.84%
Segall Bryant & Hamill Emerging Markets Fund	1.38%	1.23%
Segall Bryant & Hamill International Small Cap Fund	1.18%	1.03%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.25%	1.10%
Segall Bryant & Hamill Global All Cap Fund	0.89%	0.74%
Segall Bryant & Hamill Workplace Equality Fund	0.89%	0.74%
Segall Bryant & Hamill Short Term Plus Fund	0.49%	0.40%
Segall Bryant & Hamill Plus Bond Fund	0.55%	0.40%
Segall Bryant & Hamill Quality High Yield Fund	0.85%	0.70%
Segall Bryant & Hamill Municipal Opportunities Fund	0.65%	0.50%
Segall Bryant & Hamill Colorado Tax Free Fund	0.65%	0.50%

If the New Agreement is approved by a Fund’s shareholders, that Fund will enter into a fee waiver letter agreement with SBH with substantially similar material terms as the fee waiver letter agreement currently in place, except that the new fee waiver letter agreement will continue through the later of: (i) April 30, 2023 or (ii) the two year anniversary of the Closing.

Liability of SBH

Under the terms of the Current Agreement, SBH will not be liable for any error of judgment or for any loss suffered by a Fund in connection with performance of its obligations under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act, or a loss resulting from willful misfeasance, bad faith or gross negligence on SBH’s part in the performance of its duties or from reckless disregard of its obligations and duties under the agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

The New Agreement will provide for limitations of liability for SBH identical to those described above.

Term and Termination

The Current Agreement provides for an initial term of two years, with annual renewal thereafter only if such continuance is specifically approved at least annually in conformance with the 1940 Act. The Current Agreement may be terminated, with respect to any Fund, (a) by a Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees or by the vote of a majority of the outstanding voting securities of that Fund, or (b) by SBH at any time, without the payment of any penalty, on 60 days’ written notice to the other parties. The Current Agreement shall also terminate automatically in the event of its assignment.

The New Agreement will have a term identical to the Current Agreement (i.e., an initial term of two years, with annual renewal thereafter subject to approval). The commencement date of the New Agreement, with respect to each Fund, is expected to be the later of the Closing Date or the shareholder approval date.

Substantially Similar Funds Managed by SBH

SBH serves as a subadvisor to the MainStay VP Small Cap Growth Portfolio (the “MainStay Fund”). The MainStay Fund is substantially similar to the Segall Bryant & Hamill Small Cap Growth Fund. For providing subadvisory services SBH receives a subadvisory fee of 0.45% on assets up $100 million and 0.35% on assets over $100 million. As of December 31, 2020, the MainStay Fund had $303 million under management.

Portfolio Management

Each Fund’s portfolio managers are expected to remain the same immediately following the Closing Date.

Board Approval and Recommendation

During its meetings on November 18, 2020, January 26, 2021, and February 17, 2021, the Board of Trustees of the Trust (the “Board”) considered various factors relating to the Transaction and the New Agreement. In connection with such meetings, the Board reviewed certain information provided at the Board’s request by SBH and CI Financial.

On February 17, 2021, the Board, including a majority of the Independent Trustees: (i) unanimously approved the New Agreement with respect to each Fund and (ii) unanimously recommended that Shareholders of each Fund approve the New Agreement. A summary of the Board’s considerations is provided below in the section titled “EVALUATION BY THE BOARD.”

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the investment adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Board intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. The Board has not been advised by SBH or the Purchaser of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Funds. At the present time, all of the Trustees are classified as Independent Trustees and following the Transaction, all six of the Independent Trustees will continue to be classified as such. In addition, the term of the contractual expense waiver and reimbursement agreement between the Trust, on behalf of each Fund, and SBH will continue through the later of: (i) April 30, 2023 or (ii) the two year anniversary of the Closing.

Other Information

If the Transaction is completed, it is anticipated that the Funds’ names and Trust’s name will remain unchanged.

Effect if the Proposal is Not Approved

If shareholders of a Fund do not approve the New Agreement, the New Agreement will not go into effect with respect to that Fund (in other words, the adoption of the New Agreement is not contingent on the approval by shareholders of the New Agreement with respect to each Fund), and the Board may consider all other available options, including without limitation, closing such Fund.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” FIRST MEETING PROPOSAL 1

First Meeting – Proposal 2: To approve a change to the Segall Bryant & Hamill Emerging Markets Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate the fundamental investment restriction of the Fund with respect to diversification.

Background

The purpose of this proposal is to change the Segall Bryant & Hamill Emerging Markets Fund’s sub-classification from “diversified” to “non-diversified” and to eliminate the fundamental investment restrictions of the Fund with respect to diversification. No changes to the principal investment strategies of the Fund are proposed.

Section 5(b)(1) of the 1940 Act requires every mutual fund to state whether it is “diversified” or “non-diversified.” The Fund is currently sub-classified as a diversified fund. This means that its assets are subject to stricter limits on the amount of assets that can be invested in any single issuer. Specifically, with respect to 75% of its total assets, the Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items.

In addition, the Fund currently has a fundamental investment restriction on diversification (which may only be changed with shareholder approval), which states:

The Fund may not, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder or applicable orders of the U.S. Securities and Exchange Commission (the “SEC”), and any applicable exemptive relief, and as such statute, rules, regulations or orders may be amended from time to time, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations.

If shareholders approve changing the Fund’s sub-classification from diversified to non-diversified, the fundamental investment restriction with respect to diversification will be eliminated.

Discussion of Proposed Changes

Changing the Fund’s status to non-diversified would provide the Fund’s portfolio management team with enhanced flexibility to invest a greater portion of the Fund’s assets in one or more issuers. The portfolio management team considers the weights of individual holdings relative to the Fund’s benchmark index from time to time. Over time, the Fund’s benchmark index, the MSCI Emerging Markets Index, has become increasingly dominated by large holdings near or exceeding the 5% level. Given the weightings of the largest holding in the benchmark, the portfolio management team’s flexibility in pursuing the Fund’s investment objective has been restricted. Changing the Fund’s sub-classification would provide the portfolio management team additional flexibility in how it pursues the Fund’s investment objective.

The change to the Fund’s sub-classification to non-diversified may subject the Fund to additional investment risks. This is because, as a non-diversified fund, the investment return may be dependent upon the performance of one or more issuers. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of such developments. If the proposal is approved, the Fund may be subject to greater risk than it currently is subject to as a diversified fund.

Although the Fund would no longer be subject to the 1940 Act diversification restrictions if the proposal is approved, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), and to timely distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. The Federal tax diversification requirements, or the Fund’s determination to comply with them, may change in the future without shareholder approval.

The Board has approved the change to the Fund’s sub-classification under the 1940 Act to a non-diversified fund and to eliminate the related fundamental investment restriction. Such changes, however, are subject to Shareholder approval.

Effect if the Proposal is Not Approved

If the proposal is not approved by shareholders of the Fund, the Fund will continue to operate as a diversified fund, as defined under the 1940 Act, and the Fund’s related fundamental investment restriction on diversification will remain in effect.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” FIRST MEETING PROPOSAL 2

Second Meeting – Proposal 1: Election of Trustee

Background

The purpose of this proposal is to elect Thomas J. Abood to serve on the Board until his resignation, retirement, death or removal or until his successor is duly elected and qualified.

The Trustees are your representatives who oversee management and operations of the Funds, including general supervision and review of the Funds’ operations. The Board, in turn, elects the officers of the Funds who are responsible for administering the Funds’ day-to-day affairs. Certain regulations require that a majority of Trustees be elected by shareholders. In addition, under the 1940 Act, new trustees cannot be appointed by the Trustees to fill vacancies created by an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders. The Board currently has six members, five of whom have been elected by shareholders. The Board has determined it to be in the best interests of the Trust and its shareholders to enhance the flexibility to expand the Board or replace a retiring or resigning Trustee in the future.

At its meeting on February 4, 2021, the Trust’s Nominating and Governance Committee, a committee consisting entirely of Independent Trustees, reviewed the current composition of the Board, and the qualifications of the current Trustees. Based on the Nominating and Governance Committee’s recommendation, the Board has determined that it is in the best interests of the Trust and its shareholders to enhance the flexibility to expand the Board or replace a retiring or resigning Trustee in the future, and that it is in the Funds’ best interests that Mr. Abood, the only Trustee who has not been elected by shareholders, stand for election at the Meeting. Mr. Abood has consented to serve as a Trustee and to being named in this Proxy Statement.

If elected, Mr. Abood may serve on the Board until his resignation, retirement, death or removal or until his successor is duly elected and qualified. If Mr. Abood sooner dies, resigns, retires or is removed as provided in the organizational documents of the Trust, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. If Mr. Abood should become unavailable for election at the Meeting due to events not now known or anticipated, the persons named as proxies will vote for such other nominee as the current Independent Trustees may recommend.

The Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees. Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s organizational documents. Also, if at any time less than a majority of the Trustees holding office has been elected by the Trust’s shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing Trustees.

Information on Trustees and their backgrounds are shown on the following pages. This information includes each Trustee’s name, age, principal occupation(s) during the past five years and other information about the Trustee’s professional background, including other directorships the Trustee holds.

Name, Address(1), Age, Position with the Trust, Term of Position with Trust(2), Number of Portfolios in Fund Complex Overseen by Trustees* (3)	Principal Occupation during Past 5 Years	Other Directorships(5)	Number of Funds in the Fund complex overseen by the Trustees
Thomas J. Abood Age 57 Trustee: Since November 1, 2018

●    Chief Executive Officer, EVO Transportation & Energy Services, Inc., October 2019 to present;

●    Director, NELSON Worldwide LLC, May 2018 to present;

●    Director EVO Transportation & Energy Services, Inc., November 2016 to present;

●    Past Chair of Board, Citation Jet Pilots, Inc., October 2016 to present;

●    Board Member and Past Chair, MacPhail Center for Music Education, September 2011 to present (member), July 2018 to present (Chair);

●    Council Member and Chair, Archdiocese Finance Council of St. Paul and Minneapolis, July 2011 to present (member), July 2014 to present (chair);

●    Board Member and Chair, University of St. Thomas School of Law Board of Governors, October 2001 to October 2016;

●    Member, EVP, General Counsel and Secretary, Dougherty Financial Group LLC, October 1994 to May 2014;

●    Board Member and President, The Minikahda Club, November 2015 to November 2017.

		Director of EVO Transportation and Energy Services, Inc.	14
John A. DeTore, CFA Age 62 Trustee: Since December 31, 2009

●    Director, Strategic R&D, Arga Investment Management (investment management), 2021-present;

●    CIO, Capitalogix, LLC, 2018-2021;

●    CEO/Founder, United Alpha, LLC investment management firm), 2003 – 2017;

●    CIO, GRT United Alpha, LLC (investment management), 2006 – 2017;

●    CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009 – 2011;

●    Managing Director/Director of Strategic R&D, Putnam Investments (investment management), 1999 – 2000; Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994 – 1999.

		None	14

Rick A. Pederson Age 67 Trustee: Since February 13, 2007

●    President, Foundation Properties, Inc. (real estate investment management company), 1994 to present;

●    Partner, Bow River Capital (private equity investment management firm), 2003 to present;

●    Advisor, Pauls Corporation (real estate investment company), 2008-2018;

●    Advisory Board, Neenan Company (construction services), 2002 to 2017;

●    Board Member, Kivu Consulting Inc. 2019 to present;

●    Advisory Board Member, Independent Bank (Colorado community bank), 2014-2016; Advisory Board, 2017 to present;

●    Director, National Western Stock Show (not-for-profit organization), 2010 to present;

●    Board Member, IRI Consulting (human resources management consulting firm), 2017 to 2019;

●    Board Member, History Colorado (nonprofit association), 2015 to 2020;

●    Board Member, Strong-Bridge Consulting, 2015 to 2019;

●    Board Member, Boettcher Foundation (not-for-profit), 2018 to present.

		Trustee of ALPS ETF Trust (20 funds); and Principal Real Estate Income Fund (1 fund).	14
James A. Smith Age 68 Trustee: Since December 31, 2009	● Vice Chair and Board Member, Western Rivers Conservancy (non-profit), 2014 to present; ● Private Equity Consultant, 2003-2016 ● Trustee, The Nature Conservancy (non-profit), July 2007 – June 2016; Chairman June 2014 to June 2016.	None	14
Douglas M. Sparks CPA (Inactive) Age 77 Trustee: Since December 31, 2009	● Retired, 2000 to present.	None	14
Janice M. Teague CPA (Retired) Age 67 Trustee: Since February 13, 2007	● Retired, June 2003 to present	None	14
(1)	The business address of each Trustee is c/o SBH Trust, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

(2)	A trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the trustee dies, resigns or is removed by the Board in accordance with the Trust’s Code of Regulations; or (c) the Trust terminates.

(3)	The Fund complex includes funds with a common investment adviser or an adviser that is an affiliated person. As of March 1, 2021 there are 17 funds in the Fund complex 14 of which are series of the Trust.

(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

General Information Regarding the Board

The Trust is governed by the Board, which is responsible for major decisions relating to each Fund’s investment objective(s), policies and techniques. The Board also supervises the operation of the Funds by officers of the Funds and the Adviser (which is responsible for the Trust’s day-to-day operations). The Board meets periodically throughout the year to oversee the Trust’s activities, review each Fund’s investment performance and the quality of other services, including administration, distribution, and shareholder servicing, provided to each Fund and its shareholders by SBH, in its capacity as investment adviser, Ultimus and SBH in their capacity as co-administrators (the “Administrators”), and any affiliates of SBH or the Administrators.

At least annually, the Trustees review and evaluate the fees and operating expenses paid by each Fund for these services and negotiate such changes as they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, and other experts as appropriate, all of whom are selected by the Independent Trustees. The Independent Trustees vote separately to approve all financial arrangements and other agreements with each Fund’s Adviser and Administrators and any affiliates of the Adviser or Administrators. The Trust’s Independent Trustees meet regularly in executive session.

The Board held five regular meetings and one special meeting during the Trust’s fiscal year ended December 31, 2020. Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

The Board comprises six Independent Trustees, five of whom have been elected by shareholders.

Additional Information about the Trustees and the Trustee Nominee

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this proxy statement, that Mr. Abood should serve as a Trustee for the Trust.

Thomas J. Abood

Mr. Abood has been an Independent Trustee of the Trust since November 29, 2018. He currently serves as Director of NELSON Worldwide LLC, a privately held architectural, interior design, engineering and brand consulting services firm and is Chairman, Director and Chief Executive Officer of EVO Transportation & Energy Services, Inc., a public reporting energy and transportation company that invests in specialty trucking and natural gas-powered vehicle service stations. Mr. Abood also serves on a volunteer basis as Chair of the Reorganization Task Force of the Archdiocese of St. Paul and Minneapolis where he directly supervised and managed the bankruptcy reorganization of the archdiocese. He was selected to serve as a Trustee of the Trust based on his significant experience in the investment management and financial services industries.

John A. DeTore

Mr. DeTore was an Interested Trustee of the Trust from December 31, 2009 to January 10, 2014. Since January 10, 2014, Mr. DeTore has served as an Independent Trustee. Mr. DeTore has over 30 years of financial services experience. Currently, Mr. DeTore is the Director, Strategic R&D of Arga Investment Management. Previously, Mr. DeTore was the Chief Investment Officer of Capitalogix LLC, since 2018 and prior to that was the Chief Executive Officer and Founder of United Alpha LLC, CIO, GRT United Alpha, LLC, a Portfolio Manager with GRT Capital Partners LLC, an investment management firm, and an Adjunct faculty member of the Sloan School of Management, Massachusetts Institute of Technology. He has held positions at Putnam Investments for eight years and Wellington Management for seven years, primarily leading their respective quantitative research efforts. He was selected to serve as a Trustee of the Trust based on his business, academic, investment management, and financial services experience.

Rick A. Pederson

Mr. Pederson has been an Independent Trustee of the Trust since February 13, 2007. He currently serves as President of Foundation Properties, Inc., a real estate investment management company, and is a Partner and Advisory Board Member at Bow River Capital Partners, a private equity investment management firm. Mr. Pederson is also Advisor of the Pauls Corporation, a real estate investment management and development company, a former Advisory Board member at Neenan Co., a construction services company, an Advisory Board Member of Independent Bank, a Colorado community bank, and a Director of the National Western Stock Show and former Director Biennial of the Americas, both not-for-profit organizations. He has previously served as Chairman of Ross Consulting Group, a real estate consulting service. He was selected to serve as a Trustee of the Trust based on his business, investment management and financial services experience.

James A. Smith

Mr. Smith has been an Independent Trustee to the Trust since December 31, 2009. Mr. Smith has over 30 years of experience in business, primarily in the telecommunications industry with Qwest and its predecessor and affiliated organizations. Mr. Smith’s principal occupations included serving as a Private Equity Consultant and as a Trustee to The Nature Conservancy. He was selected to serve as a Trustee of the Trust based on his business experience.

Douglas M. Sparks

Mr. Sparks, a Certified Public Accountant (inactive), has been an Independent Trustee to the Trust since December 31, 2009. Currently retired, Mr. Sparks has 28 years of experience in the public accounting industry, including 14 years as an audit partner with Ernst & Young LLP. He was selected to serve as a Trustee of the Trust based on his business and accounting experience.

Janice M. Teague

Ms. Teague, a Certified Public Accountant (retired), has been an Independent Trustee to the Trust since February 13, 2007. Currently retired, Ms. Teague has over 20 years of financial services experience and is a retired Certified Public Accountant. Ms. Teague’s business career was primarily working in the legal and fund administration services at both Berger Funds and Janus Funds, holding positions leading up to Vice President at Berger Financial Group LLC. She was selected to serve as a Trustee of the Trust based on her business, investment management, accounting, and financial industry experience.

Leadership Structure and Oversight Responsibilities

As noted above, overall responsibility for oversight of the Funds rests with the Trustees. The Trust has engaged SBH to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of six members, all of whom are Independent Trustees. The Board meets at five regularly scheduled meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, an Investment Review Committee and a Nominating and Governance Committee and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Janice M. Teague, an Independent Trustee, to serve in the role of Chairperson (“Chair”). The Chair’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Funds’ characteristics and circumstances. These include the Trust’s multiple series of Fund shares, each Fund’s single portfolio of assets, the Funds’ net assets and the services provided by the Funds’ service providers.

Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by the Funds. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of each Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of each Fund’s compliance program and reports to the Board regarding compliance matters for the Funds and its principal service providers. In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Standing Board Committees

The Board has established three committees, the Audit Committee, Investment Review Committee, and Nominating and Governance Committee.

The Audit Committee annually considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Committee considers the engagement and compensation of the Independent Public Accounting Firm. The Committee ensures receipt from the Independent Public Accounting Firm of a formal written statement delineating relationships between the Independent Public Accounting Firm and the Trust, consistent with applicable auditing standards. The Committee also meets with the Independent Public Accounting Firm at least once each year outside the presence of management representatives to review the scope and results of the audit and typically meets quarterly or otherwise as requested by the Committee’s Chairperson or the Independent Public Accounting Firm. This Committee is also responsible for receiving reports of evidence of Material Violations, as defined under the committee guidelines, determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto. The Audit Committee comprises of Messrs. Pederson, Sparks (Chairperson), and Ms. Teague. All of the members of the Audit Committee are Independent Trustees. The Audit Committee met four times during the fiscal year ended December 31, 2020. The Audit Committee is organized pursuant to a charter, and a copy of the Audit Committee charter is filed with this proxy statement as Exhibit D.

The Investment Review Committee is responsible for reviewing, in an oversight capacity, the investment activities of the Funds. The Investment Review Committee comprises of Messrs. Abood (Chairperson), DeTore and Smith. The Investment Review Committee met four times during the fiscal year ended December 31, 2020. The Investment Review Committee is organized pursuant to a charter that sets forth the Committee’s role and responsibilities. Effective May 1, 2021, the work of the Investment Review Committee will be transitioned to all Trustees, and the Committee will no longer be active.

The Nominating and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees and in establishing, implementing and executing policies, procedures, and practices that assure orderly and effective governance of the Trust. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee comprises of Messrs. DeTore (Chairperson) Pederson, and Ms. Teague, each of whom is an Independent Trustee. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary. The Nominating and Governance Committee met two times during the fiscal year ended December 31, 2020. The Nominating and Governance Committee is organized pursuant to a charter, and a copy of the Nominating and Governance Committee charter is filed with this proxy statement as Exhibit E.

Mr. Abood attended at least 75% of the aggregate of (1) the total number of meetings of the Board (held during the period for which such Trustee served as a trustee) and (2) the total number of meetings held by all committees of the Board on which such Trustee served (during the periods for which such Trustee served as a committee member).

Information Regarding the Trust’s Independent Auditor

Selection of Auditors. The Audit Committee and the Board have selected Cohen & Company, Ltd., (“Cohen”), located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, to serve as the independent registered public accounting firm of the Trust. On August 19, 2020, upon the recommendation of the Fund’s Audit Committee, the Board of Trustees of the Funds approved the engagement of Cohen for the fiscal year ending December 31, 2020. The Board and its Audit Committee considered the engagement of Cohen in connection with the resignation of the Funds’ former independent registered accounting firm on May 21, 2020. Prior to the engagement of Cohen, Deloitte & Touche LLP (“Deloitte”), with principal offices at 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, served as the independent registered public accounting firm for the Trust. Representatives of Cohen are not expected to be present at the Meeting.

Audit Fees. Please see Exhibit C for information regarding the aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen and Deloitte for the audit of the Trust’s annual financial statements or for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements for those fiscal years.

Pre-Approval Policies and Procedures. Audit committees must pre-approve all audit services provided by an independent auditor, either specifically or in accordance with established pre-approval policies and procedures that pre-approves specific types of services to be performed by the independent auditor.

Shareholder Nomination Policy

The Nominating and Governance Committee Charter states that the Nominating and Governing Committee will seek individuals qualified to become board members for recommendation to the Board, including evaluating persons suggested by shareholders or other sources it deems appropriate. Any recommendation by a shareholder must be submitted in writing to the Nominating and Governance Committee c/o Secretary, Segall Bryant & Hamill Trust, and should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of such proposed nominee under the Securities Exchange Act of 1934, as amended. The Committee, in its discretion, may request additional information concerning the recommended candidate in order to evaluate the candidate’s qualifications.

Share Ownership of the Adviser or Affiliates

No current Trustee has made any purchases or sales of securities of the Adviser or its parents, or the Adviser’s subsidiaries or any parent’s subsidiaries since the beginning of the most recently completed fiscal year.

Share Ownership of the Funds

The table below sets forth the dollar range of equity securities of each Fund owned directly or beneficially as of December 31, 2020 by the Trustees.

Name of Trustee/Trustee Nominee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
Thomas J. Abood, Trustee Nominee	None
John A. DeTore, Trustee	None
Rick A. Pederson, Trustee

Segall Bryant & Hamill Small Cap Value Fund

Segall Bryant & Hamill Small Cap Growth Fund

Segall Bryant & Hamill Small Cap Core Fund

Segall Bryant & Hamill All Cap Fund

Segall Bryant & Hamill Emerging Markets Fund

Segall Bryant & Hamill International Small Cap Fund

Segall Bryant & Hamill Fundamental International Small Cap Fund

Segall Bryant & Hamill Global All Cap Fund

Segall Bryant & Hamill Workplace Equality Fund

Segall Bryant & Hamill Short Term Plus Fund

Segall Bryant & Hamill Plus Bond Fund

Segall Bryant & Hamill Quality High Yield Fund

Segall Bryant & Hamill Municipal Opportunities Fund

Segall Bryant & Hamill Colorado Tax Free Fund

None Over $100,000 None None None None $50,001-$100,000 Over $100,000 None None Over $100,000 None None None
James A. Smith, Trustee

Segall Bryant & Hamill Small Cap Value Fund

Segall Bryant & Hamill Small Cap Growth Fund

Segall Bryant & Hamill Small Cap Core Fund

Segall Bryant & Hamill All Cap Fund

Segall Bryant & Hamill Emerging Markets Fund

Segall Bryant & Hamill International Small Cap Fund

Segall Bryant & Hamill Fundamental International Small Cap Fund

Segall Bryant & Hamill Global All Cap Fund

Segall Bryant & Hamill Workplace Equality Fund

Segall Bryant & Hamill Short Term Plus Fund

Segall Bryant & Hamill Plus Bond Fund

Segall Bryant & Hamill Quality High Yield Fund

Segall Bryant & Hamill Municipal Opportunities Fund

Segall Bryant & Hamill Colorado Tax Free Fund

None $50,001-$100,000 None None None None None $10,001-$50,000 $10,001-$50,000 None None None None None

Douglas M. Sparks, Trustee

Segall Bryant & Hamill Small Cap Value Fund

Segall Bryant & Hamill Small Cap Growth Fund

Segall Bryant & Hamill Small Cap Core Fund

Segall Bryant & Hamill All Cap Fund

Segall Bryant & Hamill Emerging Markets Fund

Segall Bryant & Hamill International Small Cap Fund

Segall Bryant & Hamill Fundamental International Small Cap Fund

Segall Bryant & Hamill Global All Cap Fund

Segall Bryant & Hamill Workplace Equality Fund

Segall Bryant & Hamill Short Term Plus Fund

Segall Bryant & Hamill Plus Bond Fund

Segall Bryant & Hamill Quality High Yield Fund

Segall Bryant & Hamill Municipal Opportunities Fund

Segall Bryant & Hamill Colorado Tax Free Fund

None $50,001-$100,000 None None None None $10,001-$50,000 None None None None None None None
Janice M. Teague, Trustee

Segall Bryant & Hamill Small Cap Value Fund

Segall Bryant & Hamill Small Cap Growth Fund

Segall Bryant & Hamill Small Cap Core Fund

Segall Bryant & Hamill All Cap Fund

Segall Bryant & Hamill Emerging Markets Fund

Segall Bryant & Hamill International Small Cap Fund

Segall Bryant & Hamill Fundamental International Small Cap Fund

Segall Bryant & Hamill Global All Cap Fund

Segall Bryant & Hamill Workplace Equality Fund

Segall Bryant & Hamill Short Term Plus Fund

Segall Bryant & Hamill Plus Bond Fund

Segall Bryant & Hamill Quality High Yield Fund

Segall Bryant & Hamill Municipal Opportunities Fund

Segall Bryant & Hamill Colorado Tax Free Fund

$10,001-$50,000

$50,001-$100,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

As of December 31, 2020, none of the Independent Trustees owns shares or has an equity interest in the Adviser or Ultimus Fund Distributors, LLC, the Funds’ principal underwriter or any affiliate thereof.

Compensation of Trustees

Each Trustee receives an annual fee of $30,000 plus $3,000 for each Board meeting attended and $1,500 for each Audit and Investment Review Committee meeting attended and $1,000 for each Nominating & Governance Committee meeting attended. Each Trustee is reimbursed for expenses incurred in attending meetings. The Chair of the Board is entitled to receive an additional $4,000 per annum for services in such capacity, and the Chair of the Audit, Investment Review, and Nominating & Governance Committees are each entitled to receive an additional $1,000 for each Committee meeting attended. The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended December 31, 2020:

Name of Person/Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex*
Thomas J. Abood, Trustee Nominee	$48,466.35	--	$48,466.35
John A. DeTore, Trustee	$52,961.63	--	$52,961.63
Rick A. Pederson, Trustee	$56,960.58	--	$56,960.58
James A. Smith, Trustee	$52,961.63	--	$52,961.63
Douglas M. Sparks, Trustee	$58,959.53	--	$58,959.53
Janice M. Teague, Trustee	$54,960.58	--	$54,960.58
*	The Fund Complex, at the close of its fiscal year, includes funds with a common investment adviser or sub-advisor which is an affiliated person. There were seventeen funds in the Fund Complex: the fourteen Segall Bryant & Hamill Funds offered to the public, PartnerSelect SBH Focused Small Value Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund, and Mainstay VP Small Cap Growth Portfolio which are also advised by Segall Bryant & Hamill, LLC.

Effective May 1, 2021, the Board has restructured Trustee fees such that meeting fees for the Investment Review Committee will be eliminated as the work of the Investment Review Committee is transitioned to all the Trustees. In addition, the attended meeting fee for the Audit Committee will be reduced, the attended meeting fee for Board meetings will be increased, the annual fee for each Trustee will be increased, and the additional per annum fee for the Board Chair will be reclassified to a Chair meeting fee. The new annual fee for each Trustee will be $34,000, the meeting fee for Board meetings will be $4,000, the meeting fee for the Audit Committee will be $1,000, the meeting fee for the Nominating and Governance Committee will remain unchanged at $1,000, the additional meeting fee for Chairs will remain unchanged at $1,000, with the exception of the Board Chair whose additional meeting fee will be $1,500.

Each Trustee is entitled to participate in the Trust’s Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust at a rate based on the performance of the Trust shares elected by the Trustee and the amount paid under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the services of any Trustee or obligate a Fund to any level of compensation to the Trustee.

Trust Officers

Name, Address(1),Age, Position with Trust, Term of Position	Principal Occupation
Philip L. Hildebrandt, CFA Age 57 President: Since May 1, 2018	▪ Chief Executive Officer, Principal, Segall Bryant & Hamill, LLC, 2006 to present.
Jasper R. Frontz, CPA, CFA Age 52 Treasurer: Since February 12, 1997 Chief Compliance Officer: Since September 29, 2004

▪  Principal, Chief Compliance Officer/SBH Funds, Segall Bryant & Hamill, LLC, May 1, 2018 to present;

▪  Chief Compliance Officer and Chief Operations Officer, Denver Investments, March 31, 2014 to April 30, 2018; Partner;

▪  Denver Investments, January 1, 2014 to April 30, 2018; prior thereto, Vice President, May 2000 to December 2013, and Director of Mutual Fund Administration, June 1997 to May 2000, Denver Investments.

Derek W. Smith Age 39 Secretary: Since November 15, 2018

▪  Manager, Compliance, Segall Bryant & Hamill, LLC, May 1, 2018 to present;

▪  Compliance Manager, Denver Investments, March 2017 to April 30, 2018;

▪  Fund Administration and Compliance Specialist, Denver Investments, October 2014 to March 2017;

▪  Senior Compliance Analyst, Great-West Financial, April 2013 to October 2014;

▪  Compliance Analyst, Great-West Financial, February 2010 to April 2013;

▪  Senior Compliance Coordinator, Great-West Financial, June 2009 to February 2010.

Jenny L. Leamer Age 44 Assistant Treasurer: May 6, 2019

▪  Mutual Fund Controller of Ultimus 2014 to present;

▪  Ultimus Managers Trust, Treasurer, October 2014 to present;

▪  Ultimus Managers Trust, Assistant Treasurer, April 2014 to October 2014;

▪  Ultimus Business Analyst, 2007 to 2014.

Maggie Bull Age 55 Assistant Secretary: May 6, 2019	▪ Senior Attorney, Ultimus June 2017 to present; ▪ Chief Compliance Officer and Legal Counsel, Meeder Funds, Meeder Investment Management 2011 to 2016.
(1)	Each Officer may be contacted by writing to the Officer, c/o Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Except for Mr. Frontz, no employee of Ultimus, UFD or SBH receives any compensation from the Trust for acting as an officer or Trustee.

The following chart provides certain information about the officer fees paid by the Trust for the fiscal year ended December 31, 2020:

Name of Person/Position	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex(1)
Jasper R. Frontz, Chief Compliance Officer	$140,000	$0	$140,000
(1)

The Fund Complex, at the close of its fiscal year, includes funds with a common investment adviser or an adviser that is an affiliated person. For the fiscal year ended December 31, 2020, there were 17 funds in the Fund Complex, 14 of which are series of the Trust.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” SECOND MEETING PROPOSAL 1

EVALUATION BY THE BOARD

Summary of Board Meetings and Considerations

The Board of Trustees met on November 18, 2020, January 26, 2021, and February 17, 2021 to evaluate, among other things, the Transaction and CI Financial, and to determine whether approving the New Agreement with respect to each Fund would be in the best interests of that Fund’s shareholders. At these meetings and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by its independent legal counsel.

In their consideration of the New Agreement for each Fund, the Board of Trustees and its counsel reviewed materials furnished by SBH and CI Financial, and communicated with senior representatives of SBH and CI Financial regarding personnel, operations and financial condition. The Board of Trustees also reviewed the material terms of the Transaction and the New Agreement, and considered their possible effects on each Fund and its shareholders.

During these meetings, the representatives of SBH and CI Financial indicated their belief that the Transaction would not adversely affect the continued operation of any Fund and described the ability of SBH to provide the same level of advisory services to any Fund before and after the consummation of the Transaction. Those representatives indicated that they believed that the Transaction may provide certain benefits to one or more Funds, but also indicated that there could be no assurance as to any particular benefits that may result.

In connection with the Board of Trustees’ recommendation that shareholders of each Fund approve the New Agreement, the Board of Trustees considered, among others, the following factors, but without identifying any single factor as all-important or controlling:

(i) the assurances from SBH and CI Financial that the manner in which each Fund’s assets are managed will not change in any material manner, that the personnel who currently manage each Fund’s assets will remain substantially the same after the Transaction, and that there is not expected to be any diminution in the nature, quality and extent of services provided to any Fund;

(ii) the fact that the material terms of the New Agreement are the same in all material respects to the material terms of the Current Agreement, except that the New Agreement incorporates certain additional provisions that memorialize and make explicit certain functions and duties of the Adviser that were implicit in the Current Agreement, and incorporates certain regulatory requirements that have gone into effect since the Current Agreement went into effect;

(iii) the agreement by SBH to cause each Fund’s current contractual fee waiver/expense reimbursement arrangement to continue through at least April 30, 2023;

(iv) the history, reputation, qualifications and background of SBH and CI Financial and their respective key personnel;

(v) the fact that shareholders of each Fund will not bear any costs in connection with the Transaction, insofar as SBH has agreed to pay such expenses, including proxy solicitation expenses;

(vi) other information provided by representatives of SBH and CI Financial regarding the anticipated impact of the Transaction, including with respect to the operational, administrative and compliance services expected to be provided to the Funds; and

(vii) other factors described in greater detail below.

Board Consideration of the New Agreement

The 1940 Act requires that the Board of Trustees of the Funds review the Funds’ advisory contracts and consider whether to approve them and, as required, to recommend that shareholders approve them.

At the Board of Trustees’ meeting on November 18, 2020, SBH informed the Trustees that it had initiated the process of speaking with potential strategic partners. In response to queries at the time from the Board, SBH indicated that its objectives in pursuing a strategic partnership were, among other things, identifying a like-minded partner with aligned client and firm interests.

While the Board was not a party to the discussions between SBH and other potential strategic partners, the Board was notified in advance of the special January 26, 2021 meeting that CI Financial had emerged as the key candidate. In response to queries from the Board, SBH indicated its belief that a potential partnership with SBH would meet many of the criteria previously articulated.

In anticipation of the Board of Trustees’ meetings on October 22, 2020, November 18, 2020, January 26, 2021, and February 17, 2021, and as part of the process to consider the New Agreement with respect to each Fund, legal counsel to the Independent Trustees requested certain information from SBH. In response to these requests, the Independent Trustees received reports from SBH and CI Financial that addressed specific factors to be considered by the Board of Trustees. The Board of Trustees also received from counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of advisory contracts in general, as well as with respect to the New Agreement.

As part of its evaluation, the Trustees received and considered information from SBH regarding the general plans and intentions regarding each Fund. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of SBH in connection with the Transaction, including the anticipated senior management structure following the Closing Date. The Independent Trustees met to consider SBH’s and CI Financials’ recommendations in favor of recommending shareholder approval of the New Agreement with respect to each Fund. During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the agreements, the Board had received sufficient information to approve the New Agreement. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that its approval was in the best interests of each Fund and its shareholders.

In approving SBH as investment adviser, and the fees to be charged under the New Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the New Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent and Quality of the Services under the New Agreement

The Board of Trustees received and considered information regarding the nature, extent and quality of services to be provided to each Fund under the New Agreement. The Trustees reviewed, among other items, certain background materials supplied by SBH, including its Form ADV.

The Board of Trustees reviewed and considered SBH’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by SBH, and reviewed the qualifications, backgrounds and responsibilities of the management teams to be primarily responsible for the day-to-day portfolio management of each Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed the research and decision-making processes utilized by SBH, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Fund. The Board also reviewed accompanying compliance-related materials with respect to the Trust, and not a particular Fund, and noted that they received reports on these services and compliance issues from Trust officers and SBH periodically throughout the year.

Investment Advisory Fee Rate

The Board considered certain information provided regarding the contractual investment advisory fee rate to be paid by each Fund, including comparisons against the fee rates of funds in peer groups selected by an independent provider of investment company data. The Board noted that the contractual investment advisory fee rates for each Fund were below or near their respective peer group medians.

The Board noted that the All Cap Fund’s management fee of 0.65% was in the second quartile with respect to the institutional class of the Fund’s peer group and the first quartile with respect to the retail class of the Fund’s peer group.

The Board noted that the Small Cap Value Fund’s management fee of 0.80% was in the in the third quartile with respect to the institutional class of the Fund’s peer groups and second quartile with respect to the retail class of the Fund’s peer groups.

The Board noted that the Small Cap Core Fund’s management fee of 0.80% was in the third quartile with respect to each class of the Fund’s respective peer groups.

With respect the Small Cap Growth Fund, the Fund’s management fee of 0.65% was in the first quartile with respect to each class of the Fund’s respective peer groups.

The Board noted that the Global All Cap Fund’s management fee of 0.65% was in the second quartile with respect to each class of the Fund’s respective peer groups.

The Board noted that the International Small Cap Fund’s management fee of 0.90% was in the second quartile for both classes with respect to their peer groups.

The Board noted that the Fundamental International Small Cap Fund’s management fee of 1.00% was in the third quartile with respect to each class of the Fund’s respective peer groups.

The Workplace Equality Fund’s management fee of 0.65% was in the second quartile with respect to both the institutional and retail class of the Fund’s respective peer groups.

The Emerging Markets Fund’s management fee of 0.90% was in the second quartile of the Fund’s institutional class peer group and first quartile of the retail class peer group.

The Board noted that the Short Term Plus Fund’s management fee of 0.25% was in the first quartile of each class of the Fund’s respective peer groups.

With respect to the Plus Bond Fund, the Board noted that the Fund’s management fee of 0.35% was in the second quartile with respect to the Fund’s respective peer group.

The Board noted that the Quality High Yield Fund’s management fee of 0.45% was in the first quartile of each class of the Fund’s respective peer groups.

The Board noted that the Municipal Opportunities Fund’s management fee of 0.35% was in the first quartile of each class of the Fund’s respective peer groups.

With respect to the Colorado Tax Free Fund, the Board noted that the Fund’s management fee of 0.35% was in the first quartile of each class of the Fund’s respective peer groups.

Expense Ratios

The All Cap Fund’s total net expense ratio of 0.84% for the Fund’s institutional class and 0.99% for the Fund’s retail class were in the second quartile with respect to each class of the Fund’s respective peer groups.

The Small Cap Value Fund’s total net expense ratio of 0.99% for the Fund’s institutional class and 1.14% for the fund’s retail class were in the first quartile with respect to each class of its peer groups.

The Small Cap Core Fund’s total net expense ratio of 0.99% for the Fund’s institutional class and 1.14% for the Fund’s retail class were in the second and first quartile, respectively, of their peer groups.

The Emerging Markets Fund’s total net expense ratios of 1.23% for the Fund’s institutional class and 1.38% for the Fund’s retail class were each in the third and second quartile, respectively, of their respective peer groups.

The Small Cap Growth Fund’s total net expense ratios of 0.98% for the Fund’s institutional class and 1.12% for the Fund’s retail class were in the first quartile of their peer groups.

With respect to the International Small Cap Fund, the Fund’s total net expense ratios of 1.03% for the Fund’s institutional class and 1.18% for the Fund’s retail class were in the first quartile of their peer groups.

The Fundamental International Small Cap Fund’s total net expense ratios of 1.10% for the Fund’s institutional class and 1.25% for the Fund’s retail class were in the third and first quartiles, respectively of their peer funds categories.

With respect to the Global All Cap Fund, the Board noted that the Fund’s total net expense ratios of 0.74% for the Fund’s institutional class and 0.89% for the Fund’s retail class were in the first quartile of their respective peer groups.

For the Workplace Equality Fund, the Board noted that the Fund’s total net expense ratios of 0.74% for the Fund’s institutional class and 0.89% for the Fund’s retail class were in the first quartile of their peer groups.

The Board noted that the Short Term Plus Fund’s total net expense ratios of 0.40% for the Fund’s institutional class and 0.49% for the Fund’s retail class were in the first quartile of their respective peer groups.

With respect to the Plus Bond Fund, the Board noted that the Fund’s total net expense ratios of 0.40% for the Fund’s institutional class and 0.55% for the Fund’s retail class were both in the first quartile of their respective peer groups.

The Board noted that the Quality High Yield Fund’s total net expense ratios of 0.70% for the Fund’s institutional class and 0.85% for the Fund’s retail class were in the first quartile of their respective peer groups.

The Board noted that the Municipal Opportunities Fund’s total net expense ratios of 0.50% for the Fund’s institutional class and 0.65% for the Fund’s retail class were in the third quartile and first quartile, respectively, of their respective peer groups.

With respect to the Colorado Tax Free Fund, the Board noted that the Fund’s total net expense ratio of 0.50% for the Fund’s institutional class and 0.65% for the Fund’s retail class were in the first quartile of their peer groups.

Investment Performance

The Board of Trustees reviewed performance information provided in connection with the October 22, 2020, meeting for each Fund for the three-month, one-, three-, five- and ten-year (as applicable) date periods ended June 30, 2020. Where applicable, the review included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by an independent provider of research data.

With respect to the All Cap Fund, the Board noted that the Fund’s average annual performance over the one-, three-, and five- year periods was in the first quartile for the institutional class with respect to its peer group and for the retail class, the first quartile for the three-month period and period since its inception on December 9, 2019 with respect to its peer group.

With respect to the Small Cap Value Fund, the Board noted that the Fund’s average annual performance was in the first quartile of its peer group over the one- and three-, and five- year periods as well as the period since its inception on July 31, 2013 for the institutional class. The Board also noted that due to the relatively short period since the inception of the retail class of the Fund on December 9, 2019, only performance information for the three-month and since inception periods were available. The Board then noted that the retail class of the Fund was in the third quartile of its peer group for the three-month period and the first quartile of its peer group for the period since its inception.

With respect to the Small Cap Core Fund, the Board noted that the Fund only has three-month performance information due to the Fund’s inception on December 31, 2019 and is in the second quartile for the three-month performance and the first quartile for the since inception period for the institutional class and first quartile for the three-month and since inception periods for the retail class of their respective peer groups.

With respect to the Emerging Markets Fund, the Board noted that the institutional class of the Fund’s average annual performance was in the third quartile for the one-year period, the second quartile for the three-year period and the first quartile for the five-year period, and the period since its inception on June 30, 2011 with respect to its peer group. With respect to the retail class of the Fund, the Board noted the average annual performance for the one-, three-, and five-year periods, and the period since the Fund’s inception on June 30, 2014 were in the third quartile of their respective peer groups.

With respect to the Small Cap Growth Fund, the Board noted that each class of the Fund’s average annual performance was in the first quartile of their respective peer groups over the one- and five-year periods as well as the period since the Fund’s inception on December 20, 2013, and the second quartile for the three-year periods of their respective peer groups.

The Board noted that the average annual performance of the institutional class of the International Small Cap Fund was in the third quartile with respect to its peer group for the one- and five- year periods and the period since its inception on May 31, 2011, and the fourth quartile with respect to its peer group for the three-year period. With respect to the retail class, the Board noted that the Fund was in the third quartile with respect to its peer group over the one- and three-year periods, the second quartile with respect to its peer group for the five-year period, and the first quartile with respect to its peer group for the period since its inception on June 30, 2014.

The Board noted that the average annual performance of the institutional class of the Fundamental International Small Cap Fund was in the third quartile with respect to its peer group for the one-year period, the first quartile with respect to its peer group for the three-year period and the second quartile with respect to its peer group for the period since the Fund’s inception on April 29, 2016. For the retail class, the Board noted the Fund was in the second quartile of its peer group for the one-year period, the first quartile of its peer group for the three- and five-year periods, and the third quartile of its peer group for the ten-year period.

With respect to the Global All Cap Fund, the Board noted that the average annual performance for each class of the Fund was in the second quartile of their peer groups over the three-year period and in the first quartile of their respective peer groups over the one- and five-year periods. For the ten-year period, the Board noted the institutional class was in the second quartile and the retail class in the first quartile of their respective peer groups.

With respect to the Workplace Equality Fund, the Board noted both classes of the Fund were in the first quartile of their peer groups for the three- and ten-year periods and the second quartile of their peer groups for the five- year period. For the one-year period, the Board noted the institutional class was in the third quartile and the retail class was in the second quartile of its peer group. The Board also noted the implementation of the Fund’s new strategy in May 2019 and focused on the one-year performance as such performance was relevant to the Fund’s new strategy.

The Board noted that due to the relatively short period since the Short Term Plus Fund’s inception in December 2018, only three-month, one-year, and since inception performance information was available for the Fund, but that the average annual performance for each class of the Fund was in the fourth quartile of their respective peer funds categories for each such period.

The Board noted that the average annual performance of each class of the Plus Bond Fund was in the second quartile of its peer group over the one-year period, and the first quartile of its peer group for the three- and five-year periods. For the institutional class, the Board noted the Plus Bond Fund was in the third quartile of its peer group, and the retail class was in the second quartile of its peer group over the ten-year period.

With respect to the Quality High Yield Fund, the Board noted that the average annual performance of each class of the Fund was in the first quartile of their respective peer groups over the one-, three-, five-, and ten-year periods.

With respect to the Municipal Opportunities Fund, the Board noted that the average annual performance of each class of the Fund was in the first quartile of their respective peer groups for the one- and three year periods, as well as the period since the Fund’s inception on December 16, 2016.

The Board noted that the average annual performance of the Colorado Tax Free Fund’s institutional class was in the second and first quartiles with respect to its peer group over the one- and three-year periods and the first quartile with respect to its peer group for the period since its inception on April 29, 2016. For the retail class, the Board noted he Fund was in the second quartile of its peer group for the one-year period, the first quartile of its peer group for the three- and five- year periods, and the third quartile of its peer group for the ten-year period.

The Board of Trustees also considered each of SBH’s performance and reputation generally and their investment techniques, risk management controls and decision-making processes.

Comparable Accounts

The Board received and considered certain information provided by SBH regarding fees charged and types of services provided to certain of its other clients utilizing strategies similar to those employed or to be employed for the Funds. In particular, the Board received information regarding the typical fee rates and associated breakpoints used by SBH for its strategies.

The Board also noted the limitations of these comparisons given the differences in terms of strategy and processes, but determined that, based on the information presented, the comparable account fee rates were not indicative of any unreasonableness with respect to the advisory fee rates to be payable by the Funds in question.

Adviser Profitability

The Board of Trustees received a detailed projected profitability analysis prepared by SBH based on the fees payable under the New Agreement. The Board was also provided with SBH’s audited financial information as well as information regarding SBH’s other revenue streams and potential liabilities. The Board also considered SBH’s statements regarding its commitment to the Funds.

Economies of Scale

The Board of Trustees considered whether economies of scale in the provision of services to each Fund were being passed along to the shareholders.

Other Benefits

The Board of Trustees also reviewed and considered any other benefits derived or to be derived by SBH from its relationship with each Fund, including soft dollar arrangements and publicity related to the Funds.

Conclusions

Taking into account the information considered by the Board at its meetings, the Trustees, including all of the Independent Trustees, concluded that:

●	The nature, extent and quality of services to be rendered by SBH under the New Agreement were adequate;

●	Each Fund’s management fee rate was lower than its peer group median, except for each class of the Small Cap Core Fund and the Fundamental International Small Cap Fund, which were each in the third quartile of their peer groups and therefore higher than their peer group medians;

●	The annual total net expense ratio for each class of each Fund was lower than their peer group medians, except for the Institutional class of the Emerging Markets Fund, the Fundamental International Small Cap Fund, and the Municipal Opportunities Fund, which were each in the third quartile of their peer groups and therefore higher than their peer group medians;

●	The Board noted that due to the relatively short period of time since the inception of the Small Cap Core Fund and the retail class of the All Cap Fund and the Small Cap Value Fund, only performance information for the three-month periods was available, but that for the three-month period, each class of the Small Cap Core Fund and the retail class of the All Cap Fund outperformed their peer group medians, and the retail class of the Small Cap Value Fund was in the third quartile of its peer group and therefore underperformed its peer group median.

●	With respect to one-year performance of the institutional class of each of the Funds, as applicable, each Fund outperformed its peer group median, except for the Workplace Equality Fund, International Small Cap Fund, Fundamental International Small Cap Fund and the Emerging Markets Fund, which were in the third quartile of their peer groups, as well as the Short Term Plus Fund, which was in the fourth quartile of its peer group, and therefore each underperformed their peer group medians;

●	With respect to the one-year performance of the retail class of each of the Funds, each applicable Fund outperformed its peer group median, except for the Emerging Markets Fund and the International Small Cap Fund which were both in the third quartile of their peer groups, and the Short Term Plus Fund, which was in the fourth quartile of its peer group, and therefore each of these Funds underperformed their peer group medians;

●	With respect to three-year performance of the institutional class of each of the Funds, each applicable Fund outperformed its peer group median, except for the International Small Cap Fund, which was in the fourth quartile of its peer group, and therefore underperformed its peer group median.

●	With respect to the three-year performance of the retail class of each of the Funds, each applicable Fund outperformed its peer group median, except for the International Small Cap Fund and Emerging Markets Fund, which were each in the third quartile of their peer groups and therefore underperformed their peer group medians.

●	With respect to the five-year performance of the institutional class of each of the Funds, each applicable Fund outperformed its peer group median, except for the International Small Cap Fund, which was in the third quartile of its peer group and therefore underperformed its peer group median.

●	With respect to the five-year performance of the retail class of each of the Funds, each applicable Fund outperformed its peer group median, except for the Emerging Markets Fund, which was in the third quartile of its peer group and therefore underperformed its peer group median.

●	For the ten-year performance of the institutional class of each of the Funds, each applicable Fund outperformed its peer group median, except for the Plus Bond Fund, which was in the third quartile of its peer group and therefore underperformed its peer group median.

●	With respect to the ten-year performance of the retail class of each of the Funds, each applicable Fund outperformed its peer group median except for the Fundamental International Small Cap Fund, which was in the fourth quartile of its peer group, and therefore underperformed its peer group median.

●	Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to certain of SBH’s other clients employing strategies comparable to those of certain of the Funds, as applicable, were not indicative of any unreasonableness with respect to the advisory fee rates anticipated to be payable by each Fund;

●	The projected profit, if any, expected to be realized by SBH in connection with its management of the Funds would not be unreasonable; and

●	To the extent available, the Funds could be expected to share in economies of scale to be realized by SBH.

Based on its evaluation of the aforementioned considerations, and taking into account the Transaction-specific factors enumerated above, the Board of Trustees unanimously voted to approve the New Agreement for each Fund, and to recommend to the Shareholders of each Fund that they approve the New Agreement.

INFORMATION ABOUT SEGALL BRYANT & HAMILL, LLC

Segall Bryant & Hamill, LLC is located at 540 West Madison Street, Suite 1900, Chicago, IL 60661. As of December 31, 2020, SBH has approximately $23 billion in assets under management.

Information regarding the principal executive officers and directors of SBH and their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation	Position(s) with the Funds (if any)
Philip L. Hildebrandt	Principal and Chief Executive Officer, SBH	President of Segall Bryant & Hamill Trust
Ralph M. Segall	Chief Investment Officer, SBH	None
Paul A. Lythberg	Chief Compliance Officer/Chief Operating Officer, SBH	None
Jasper R. Frontz	Principal, Chief Compliance Officer/SBH Funds, SBH, May 1, 2018 to present; Chief Compliance Officer and Chief Operations Officer, Denver Investments, January 1, 2014 to April 30, 2018	Chief Compliance Officer and Treasurer of Segall Bryant & Hamill Trust
Carolyn B. Goldhaber	Chief Financial Officer, SBH	None
Mark W. Rewey	Director of Marketing & Business Development, SBH	None

The business address for each person listed, with the exception of Mr. Frontz, is 540 West Madison Street, Suite 1900, Chicago, IL 60661. The business address for Mr. Frontz is 370 17th Street, Suite 5000, Denver, Colorado 80202.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Co-Administrators, Distributor and Transfer Agent

Ultimus Fund Solutions, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as co-administrator and transfer agent to each Fund. Segall Bryant & Hamill, LLC, 370 17th Street, Suite 5000, Denver, Colorado 80202, also serves as a co-administrator to each Fund.

Pursuant to an Administration Agreement, Ultimus and SBH serve as co-administrators to the Funds (the “Administrators”). As Administrators, they have agreed to provide certain clerical, regulatory, reporting and monitoring services and generally assist in each Fund’s operations.

The Annual Administration Fees payable to the Administrator are allocated to each Fund based upon each Fund’s relative proportion of the Trust’s net assets.

Ultimus has entered into a Master Services Agreement (the “Ultimus Administration Agreement”) to maintain the financial accounts and records of the Funds, to compute the net asset value and certain other financial information of the Funds and generally assist in each Fund’s operations. Ultimus receives a fee for such services based on the Trust’s assets.

Pursuant to an Administration Agreement (the “SBH Administration Agreement”) SBH assists in maintaining the Funds’ office; furnishing the Funds with clerical and certain other services required by the Funds; compile data for and prepare various notices; assist in preparation of annual and semi-annual shareholder reports to the SEC as well as ; prepare other reports that may be required by applicable securities, investments, tax or other laws and regulations of the United Sates; prepare filings with state securities commissions; coordinate federal and state tax returns for the Funds; monitor each Fund’s expense accruals; monitor compliance with each Fund’s investment policies and limitations and generally assist in the each Fund’s operations.

The fees to be paid by the Funds, pursuant to the SBH Administration Agreement are 0.01% in average daily net assets of the Trust effective May 1, 2019. Prior to that date the fees were 0.10% in average daily net assets of the Trust.

The following information summarizes the actual administration fees paid by the Funds and any administration fees waived, pursuant to the fee waiver agreements as discussed earlier, for the last three years.

Fiscal Year Ended December 31, 2020

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Segall Bryant & Hamill Small Cap Value Fund	$84,217	--	$84,217
Segall Bryant & Hamill Small Cap Growth Fund	$34,487	--	$34,487
Segall Bryant & Hamill Small Cap Core Fund	$13,019	--	$13,019
Segall Bryant & Hamill All Cap Fund	$51,764	--	$51,764
Segall Bryant & Hamill Emerging Markets Fund	$20,121	($19,890)	$231
Segall Bryant & Hamill International Small Cap Fund	$74,819	--	$74,819
Segall Bryant & Hamill Fundamental International Small Cap Fund	$21,475	--	$21,475
Segall Bryant & Hamill Global All Cap Fund	$22,075	--	$22,075
Segall Bryant & Hamill Workplace Equality Fund	$15,322	($12,305)	$3,017
Segall Bryant & Hamill Short Term Plus Fund	$8,872	($8,872)	--
Segall Bryant & Hamill Plus Bond Fund	$336,807	--	$336,807
Segall Bryant & Hamill Quality High Yield Fund	$33,066	--	$33,066
Segall Bryant & Hamill Municipal Opportunities Fund	$44,363	--	$44,363
Segall Bryant & Hamill Colorado Tax Free Fund	$143,342	--	$143,342

Fiscal Year Ended December 31, 2019

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Segall Bryant & Hamill Small Cap Value Fund	$112,291	--	$112,291
Segall Bryant & Hamill Small Cap Growth Fund	$59,315	--	$59,315
Segall Bryant & Hamill Small Cap Core Fund	--	--	--
Segall Bryant & Hamill All Cap Fund	$80,368	--	$80,368
Segall Bryant & Hamill Emerging Markets Fund	$49,485	($49,485)
Segall Bryant & Hamill International Small Cap Fund	$50,108	--	$50,108
Segall Bryant & Hamill Fundamental International Small Cap Fund	$35,744	--	$35,744
Segall Bryant & Hamill Global All Cap Fund	$40,054	--	$40,054
Segall Bryant & Hamill Workplace Equality Fund	$14,842	$4,105	$10,737
Segall Bryant & Hamill Short Term Plus Fund	$1,591	($1,591)	--
Segall Bryant & Hamill Plus Bond Fund	$870,412	--	$870,412
Segall Bryant & Hamill Quality High Yield Fund	$47,717	--	$47,717
Segall Bryant & Hamill Municipal Opportunities Fund	$48,697	--	$48,697
Segall Bryant & Hamill Colorado Tax Free Fund	$222,804	--	$222,804

Fiscal Year Ended December 31, 2018

Fund Name	Gross Administration Fees	Waiver of Fees	Net Administrative Fees
Segall Bryant & Hamill Small Cap Value Fund	--	--	--
Segall Bryant & Hamill Small Cap Growth Fund	$12,745	($12,745)	--
Segall Bryant & Hamill Small Cap Core Fund	--	--	--
Segall Bryant & Hamill All Cap Fund	--	--	--
Segall Bryant & Hamill Emerging Markets Fund	--	--	--
Segall Bryant & Hamill International Small Cap Fund	--	--	--
Segall Bryant & Hamill Fundamental International Small Cap Fund	$105,147	--	$105,147
Segall Bryant & Hamill Global All Cap Fund	$73,916	--	$73,916
Segall Bryant & Hamill Workplace Equality Fund	$16,136	($16,136)	--
Segall Bryant & Hamill Short Term Plus Fund	$75	($75)	--
Segall Bryant & Hamill Plus Bond Fund	$1,710,437	--	$1,710,437
Segall Bryant & Hamill Quality High Yield Fund	$99,151	--	$99,151
Segall Bryant & Hamill Municipal Opportunities Fund	$52,311	($3,726)	$48,585
Segall Bryant & Hamill Colorado Tax Free Fund	$387,597	--	$387,597

Ultimus Fund Distributors, LLC (“UFD” or the “Distributor”) an affiliate of Ultimus Fund Solutions, LLC, with principal offices at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by UFD as agent of the Funds, and UFD has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, the following shares of beneficial interest were outstanding in each class of each Fund.

Number of Shares as of the Record Date
Fund	Retail Class	Inst. Class
Segall Bryant & Hamill Small Cap Value Fund
Segall Bryant & Hamill Small Cap Growth Fund
Segall Bryant & Hamill Small Cap Core Fund
Segall Bryant & Hamill All Cap Fund
Segall Bryant & Hamill Emerging Markets Fund
Segall Bryant & Hamill International Small Cap Fund
Segall Bryant & Hamill Fundamental International Small Cap Fund
Segall Bryant & Hamill Global All Cap Fund
Segall Bryant & Hamill Workplace Equality Fund
Segall Bryant & Hamill Short Term Plus Fund
Segall Bryant & Hamill Plus Bond Fund
Segall Bryant & Hamill Quality High Yield Fund
Segall Bryant & Hamill Municipal Opportunities Fund
Segall Bryant & Hamill Colorado Tax Free Fund

As of the Record Date, and to the best knowledge of the Trust, the following persons were known to own of record more than 5% of any class of the voting securities of a Fund:

FUND NAME

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership

As of the Record Date, the Trustees and officers of the Trust, as a group, held XX% of the XXX FUNDS. Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it.

As of December 31, 2020, the Trustees, Trustee Nominee and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the following classes of shares except for the following Funds:

Segall Bryant & Hamill Small Cap Growth Fund – Retail Class

Segall Bryant & Hamill Small Cap Core Fund – Retail Class

Segall Bryant & Hamill All Cap Fund – Retail Class

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in SBH, the Purchaser or any person controlling, controlled by or under common control with the Purchaser. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since January 1, 2019 to which SBH or the Purchaser was a party.

Other Information

No trustee or executive officer of the Trust has any substantial interest, direct or indirect, by security holdings or otherwise, in the Transaction, which is not shared by all other shareholders, except as follows: Philip L. Hildebrandt, President of the Trust and Chief Executive Officer of SBH and Jasper R. Frontz, Chief Compliance Officer and Treasurer of the Trust, are both partners and equity owners of SBH, and if the Transaction is completed, they will each continue to be an employee and owners of common stock of the combined entity. As such, Messrs. Hildebrandt and Frontz may be deemed to have a substantial interest in the approval of the proposals and the completion of the Transaction.

During the most recent fiscal year ended December 31, 2020, no commissions were paid by the Funds to a broker affiliated with SBH.

Payment of Solicitation Expenses

SBH will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. Okapi Partners, LLC, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of the proxy solicitation is expected to be approximately $350,000.

Delivery of Proxy Statement

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless that Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 1-844-343-2625.

Other Business

The Board does not intend to bring any matters before the Meetings other than the proposals described in this Proxy Statement, and the Board is not aware of any other matters to be brought before the Meetings by others. Because matters not known at the time of the solicitation may come before the Meetings, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meetings, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to the Fund’s Board of Trustees, to committees of the Board of Trustees or to specified individual Trustees in care of the Secretary of the Trust, Segall Bryant & Hamill Trust, Republic Plaza, 370 17th Street, Suite 5000, Denver, Colorado 80202. All shareholder communications received by the Secretary will be forwarded promptly to the Board of Trustees, the relevant Board of Trustees’ committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board of Trustees, officers, shareholders or other matters relating to an investment in a Fund or is purely ministerial in nature.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of each Fund (if available), including financial statements of each Fund, have previously been sent to Fund shareholders. Upon request, a Fund’s most recent annual and subsequent semi-annual reports (when available) can be obtained at no cost. To request a report for the Funds, please call 1-866-392-2673, write to Ultimus Fund Solutions, LLC, P.O. Box 46707 Cincinnati, Ohio 45246-0707, or visit www.sbhfunds.com.

Voting Rights

Only Shareholders of record of the Funds on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meetings. Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy solicited by the Board which is properly executed and returned in time to be voted at the Meetings will be voted at the Meetings in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by participating in the Meetings and voting then. Any letter of revocation or later-dated proxy must be received by the applicable Fund prior to the Meetings and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meetings in the same manner that proxies voted by mail may be revoked.

For the proposals, each Fund understands that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the proposals. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposals.

For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not be treated as shares that are present for purposes of determining a quorum with respect to the first meeting, but will be counted to quorum with respect to the second meeting. For purposes of determining the approval of the proposals, abstentions and broker non-votes do not count as votes cast with respect to a proposal. Accordingly, abstentions and broker non-votes will have the effect of a vote against Proposal 1 at the First Meeting (New Advisory Agreement Proposal) and Proposal 2 at the First Meeting (Fundamental Investment Limitation Proposal) and will have no effect on the Proposal 1 at the Second Meeting (Election of Trustee).

Quorum; Adjournment

For the First Meeting, for each Fund, at least a majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders. For the Second Meeting, a majority of all shares outstanding of all Funds constitutes quorum for the transaction of business by the Shareholders. The presence of a quorum alone, however, is not sufficient to approve the proposal (see “Voting Required” below). In the event a quorum is present at the Meetings, but sufficient votes to approve the proposal have not been received or in the discretion of such persons, the Chairman of the meeting or persons named as proxies may propose one or more adjournments of the Meeting. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Voting Required

Approval of First Meeting Proposals 1 and 2 each require an affirmative vote of a “majority of the outstanding voting securities” of each relevant Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of that Fund that are present at the Meeting or represented by proxy, if holders of shares representing more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of that Fund.

Approval of Second Meeting Proposal 1 will require the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds voting together at the Meeting or represented by proxy, irrespective of class.

To assure the presence of a quorum at the Meetings (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact Okapi Partners LLC toll free at 1-844-343-2625. Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 9:00 p.m. Eastern time and Saturday, 10:00 a.m. Eastern time to 5:00 p.m. Eastern time.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1)	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2)	Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr.,

EXHIBITS TO PROXY STATEMENT

EXHIBIT A

FORM OF INVESTMENT ADVISORY AGREEMENT

SEGALL BRYANT AND HAMILL LLC

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of _________, 2021 between SEGALL BRYANT & HAMILL TRUST, a Massachusetts business trust (the “Trust”), and SEGALL BRYANT AND HAMILL LLC (the “Investment Adviser”), a Delaware limited liability company.

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Trust has retained the Investment Adviser to furnish investment advisory and other services to the Trust for the series listed in Exhibit A and for other series of the Trust as agreed to by the parties from time to time (each, a “Fund” and collectively, the “Funds”);

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.	Appointment.

(a) The Trust hereby appoints the Investment Adviser to act as investment adviser to each Fund, in each case, for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

(b) In the event that the Trust establishes one or more series or portfolios other than the Funds with respect to which it desires to retain the Investment Adviser to act as investment adviser hereunder, it shall notify the Investment Adviser in writing. If the Investment Adviser is willing to render such services under this Agreement, it shall notify the Trust in writing whereupon such series or portfolio shall become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as each Fund except to the extent that said provisions (including those relating to the compensation payable by the Trust to the Investment Adviser) are modified with respect to such Fund in writing by the Trust and the Investment Adviser at the time.

2.	Delivery of Documents.

The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a) The Trust’s Amended and Restated Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on November 19, 1987, and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to be amended, is herein called the “Declaration of Trust”); and

(b) The Trust’s Code of Regulations and amendments thereto.

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.

3.	Management.

Subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser will, either directly or indirectly by employing one or more suitable sub-advisers (each, a Sub-Adviser” and collectively, the “Sub-Advisers”), provide a continuous investment program for each Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Fund. The Investment Adviser will, either directly or indirectly by employing one or more suitable Sub-Advisers, determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Investment Adviser will provide the services rendered by it under this Agreement in accordance with each Fund’s investment objective, policies and restrictions as stated in the prospectus for each Fund and resolutions of the Trust’s Board of Trustees. Without limiting the generality of the foregoing, the Investment Adviser shall:

(a) Furnish to the Board of Trustees statistical and economic information as may be requested; and

(b) Provide and, as necessary, re-evaluate and update or recommend potential changes to the investment objectives, strategies and policies of the Funds;

(c) Advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees and the appropriate committees of the Board of Trustees regarding the conduct of the business of the Trust insofar as it relates to the Trust; and

(d) Furnish, on behalf of the Trust, all other services of whatever nature that the Investment Adviser from time to time reasonably determines to be necessary or useful in connection with the investment management of each Fund as provided under this section.

4.	Sub-Advisers and Sub-Contractors.

Each Sub-Adviser shall perform its duties subject to the direction and control of the Investment Adviser. Subject to the discretion and control of the Trust’s Board of Trustees, the Investment Adviser will monitor, supervise and oversee each Sub-Adviser’s management of the Funds’ investment operations in accordance with the investment objective and related investment policies and restrictions of the Funds, as set forth in the Funds’ registration statement with the SEC, and review and report to the Trust’s Board of Trustees periodically on the performance of each Sub-Adviser and recommend action as appropriate. In addition, the Investment Adviser may employ, engage or sub-contract services to other parties as the Investment Adviser believes to be appropriate or necessary to assist in the performance of any of the services hereunder.

5.	Other Covenants.

The Investment Adviser agrees that it:

(a) Will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will conduct its activities under this Agreement in accordance with other applicable law;

(b) Will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Investment Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to each Fund and/or other accounts over which the Investment Adviser or an affiliate of the Investment Adviser exercises investment discretion. The Investment Adviser is authorized, subject to the prior approval of the Trust’s Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Adviser to the Fund. In addition, the Investment Adviser is authorized in allocating purchase and sales orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Investment Adviser or the Trust’s principal underwriter) to take into account the sale of shares of the Trust by the broker or dealer if the Investment Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Investment Adviser, the Trust’s principal underwriter or any affiliated person of either the Trust, the Investment Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission.

6.	Services Not Exclusive.

The services furnished by the Investment Adviser hereunder are deemed not to be exclusive, and the Investment Adviser shall be free to manage and furnish similar services to other investment accounts, including accounts with investment objectives and/or strategies identical or similar to those of a Fund, provided that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Investment Adviser to be suitable for a Fund and one or more other accounts managed by the Investment Adviser, the Investment Adviser shall treat the Fund fairly and allocate investment opportunities in a manner consistent with its fiduciary duty to the Fund.

7.	Books and Records.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

8.	Expenses.

During the term of this Agreement, the Investment Adviser will pay all expenses incurred by the Investment Adviser in connection with the performance of its duties under Section 3 of this Agreement. The Investment Adviser will not be required to bear any expenses of any Fund other than those specifically allocated to the Investment Adviser in this Section 8 or otherwise agreed to by the parties from time to time. In particular, but without limiting the generality of the foregoing, the Investment Adviser will not be required to pay expenses related to: (i) interest and taxes; (ii) brokerage commissions, (iii) premiums for fidelity and other insurance coverage requisite to the Trust’s operations; (iv) the fees and expenses of the Trust’s “non-interested” trustee; (v) legal, audit and fund accounting expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of the Trust’s shares; (viii) fees and expenses related to the registration under federal and state securities laws of shares of the Trust for public sale; (ix) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Trust’s shareholders; and (xi) such extraordinary non-recurring expenses as may arise.

9.	Compensation.

(a)       For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee for each Fund, computed daily and payable monthly, based on the calculation specified for such Fund in Exhibit A. As this Agreement covers multiple Funds of the Trust, fees that are attributable to each Fund shall be a separate charge to such portfolio and shall be the several (and not joint or joint and several) obligation of each such Fund.

(b)       If it is necessary to calculate the fee for a period of time that is less than a month, then the fee shall be (i) calculated at the rate specified in Exhibit A but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of such Fund’s daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period.

10.	Limitation of Liability.

The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

11.	Duration and Termination.

This Agreement shall become effective as of the date hereof and, unless sooner terminated as provided herein, shall continue in effect with respect to each Fund until the initial termination date specified in Exhibit A. Thereafter, if not terminated, this Agreement shall automatically continue in effect as to a particular fund for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such fund. Notwithstanding the foregoing, this Agreement may be terminated as to any fund at any time, without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund), or by the Investment Adviser on sixty days written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meaning as such terms have in the 1940 Act.)

12.	Amendment of this Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. To the extent required under the 1940 Act, no amendment of this Agreement shall be effective as to a particular Fund until approved (i) by a vote of a majority of the members of the Trust’s Board of Trustees who are not parties to the Agreement or “interested persons” of any party to this Agreement, and (ii) by a vote of a majority of the outstanding voting securities of such Fund. The amendment of Exhibit A to this Agreement for the sole purpose of (i) adding or deleting one or more Funds or (ii) making other non-material changes to the information included in the Exhibit shall not be deemed an amendment of this Agreement.

13.	Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors and, to the extent that federal securities laws do not apply, shall be governed by Colorado law. To the extent that applicable laws of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

14.	Names.

The names “Segall Bryant & Hamill Trust” (f/k/a Westcore Trust) and “Trustees of Segall Bryant & Hamill Trust” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Amended and Restated Declaration of Trust dated November 19, 1987 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of “Segall Bryant & Hamill Trust” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the Trust Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

SEGALL BRYANT & HAMILL TRUST

BY:

TITLE:

SEGALL BRYANT AND HAMILL LLC

BY:

TITLE:

Exhibit A

Name of Fund	Initial Termination Date	Fee Calculation
Segall Bryant & Hamill (“SBH”) All Cap Fund	_______, 2023	Annual rate of 0.65% of the average daily net assets of the fund
SBH Colorado Tax Free Fund	_______, 2023	Annual rate of 0.35% of the average daily net assets of the fund
SBH Emerging Markets Fund	_______, 2023	Annual rate of 0.90% of the average daily net assets of the fund
SBH Fundamental International Small Cap Fund	_______, 2023	Annual rate of 1.00% of the average daily net assets of the fund
SBH Global All Cap Fund	_______, 2023	Annual rate of 0.65% of the average daily net assets of the fund
SBH International Small Cap Fund	_______, 2023	Annual rate of 0.90% of the average daily net assets of the fund
SBH Municipal Opportunities Fund	_______, 2023	Annual rate of 0.35% of the average daily net assets of the fund
SBH Plus Bond Fund	_______, 2023	Annual rate of 0.35% of the average daily net assets of the fund
SBH Quality High Yield Fund	_______, 2023	Annual rate of 0.45% of the average daily net assets of the fund
SBH Short Term Plus Fund	_______, 2023	Annual rate of 0.25% of the average daily net assets of the fund
SBH Small Cap Growth Fund	_______, 2023	Annual rate of 0.65% of the average daily net assets of the fund
SBH Small Cap Value Fund	_______, 2023	Annual rate of 0.80% of the average daily net assets of the fund
SBH Small Cap Core Fund	_______, 2023	Annual rate of 0.80% of the average daily net assets of the fund
SBH Workplace Equality Fund	_______, 2023	Annual rate of 0.65% of the average daily net assets of the fund

EXHIBIT B

DATA REGARDING CURRENT AND NEW AGREEMENTS

Advisory Fee Rates Under Current and New Agreements for the Funds.

Name of Fund	Current Agreement	New Agreement
Segall Bryant & Hamill Small Cap Value Fund	Annual rate of 0.80% of the average daily net assets of the Fund	Same
Segall Bryant & Hamill Small Cap Growth Fund	Annual rate of 0.65% of the average daily net assets of the Fund	Same
Segall Bryant & Hamill Small Cap Core Fund	Annual rate of 0.80% of the average daily net assets of the Fund	Same
Segall Bryant & Hamill All Cap Fund	Annual rate of 0.65% of the average daily net assets of the Fund	Same
Segall Bryant & Hamill Emerging Markets Fund	Annual rate of 0.90% of the average daily net assets of the Fund	Same
Segall Bryant & Hamill International Small Cap Fund	Annual rate of 0.90% of the average daily net assets of the Fund	Same
Segall Bryant & Hamill Fundamental International Small Cap Fund	Annual rate of 1.00% of the average daily net assets of the Fund	Same
Segall Bryant & Hamill Global All Cap Fund	Annual rate of 0.65% of the average daily net assets of the Fund	Same
Segall Bryant & Hamill Workplace Equality Fund	Annual rate of 0.65% of the average daily net assets of the Fund	Same
Segall Bryant & Hamill Short Term Plus Fund	Annual rate of 0.25% of the average daily net assets of the Fund	Same
Segall Bryant & Hamill Plus Bond Fund	Annual rate of 0.35% of the average daily net assets of the Fund	Same
Segall Bryant & Hamill Quality High Yield Fund	Annual rate of 0.45% of the average daily net assets of the Fund	Same
Segall Bryant & Hamill Municipal Opportunities Fund	Annual rate of 0.35% of the average daily net assets of the Fund	Same
Segall Bryant & Hamill Colorado Tax Free Fund	Annual rate of 0.35% of the average daily net assets of the Fund	Same

Payments to SBH During the Fiscal Year Ended December 31, 2020

Aggregate Advisory Fees Paid by the Fund to SBH for Fiscal Year Ended 12/31/20	Aggregate Other Payments by the Fund to SBH for Fiscal Year Ended 12/31/2020	Fund to Affiliates of SBH or Affiliates of Such Affiliates for Fiscal Year Ended 12/31/20
$9,346,592	$250,053	$0

Whether SBH has Waived, Reduced or Otherwise Agreed to Reduce its Compensation with respect to the Funds.

Total Annual Operating Expense Ratio Before Waivers

Fund	Retail Class	Inst. Class
Segall Bryant & Hamill Small Cap Value Fund	1.24%	1.10%
Segall Bryant & Hamill Small Cap Growth Fund	1.12%	0.98%
Segall Bryant & Hamill Small Cap Core Fund	1.41%	1.31%
Segall Bryant & Hamill All Cap Fund	1.16%	1.03%
Segall Bryant & Hamill Emerging Markets Fund	2.56%	2.41%
Segall Bryant & Hamill International Small Cap Fund	1.41%	1.26%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.25%	1.10%
Segall Bryant & Hamill Global All Cap Fund	1.22%	1.12%
Segall Bryant & Hamill Workplace Equality Fund	1.57%	1.41%
Segall Bryant & Hamill Short Term Plus Fund	4.13%	3.68%
Segall Bryant & Hamill Plus Bond Fund	0.73%	0.55%
Segall Bryant & Hamill Quality High Yield Fund	0.98%	0.83%
Segall Bryant & Hamill Municipal Opportunities Fund	0.89%	0.71%
Segall Bryant & Hamill Colorado Tax Free Fund	0.72%	0.56%

From May 1, 2020, until at least April 30, 2021, SBH has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expense, and extraordinary expenses as reflected in the table below. These agreements may not be terminated or modified by SBH, without the approval of the Board of Trustees prior to April 30, 2021, with the exception of the Small Cap Value, All Cap, Emerging Markets, and International Small Cap Funds for which the date is December 31, 2021.

Fund	Retail Class	Inst. Class
Segall Bryant & Hamill Small Cap Value Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Growth Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Core Fund	1.14%	0.99%
Segall Bryant & Hamill All Cap Fund	0.99%	0.84%
Segall Bryant & Hamill Emerging Markets Fund	1.38%	1.23%
Segall Bryant & Hamill International Small Cap Fund	1.18%	1.03%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.25%	1.10%
Segall Bryant & Hamill Global All Cap Fund	0.89%	0.74%
Segall Bryant & Hamill Workplace Equality Fund	0.89%	0.74%
Segall Bryant & Hamill Short Term Plus Fund	0.49%	0.40%
Segall Bryant & Hamill Plus Bond Fund	0.55%	0.40%
Segall Bryant & Hamill Quality High Yield Fund	0.85%	0.70%
Segall Bryant & Hamill Municipal Opportunities Fund	0.65%	0.50%
Segall Bryant & Hamill Colorado Tax Free Fund	0.65%	0.50%

Information regarding the Current Investment Advisory Agreement between SBH and the Trust

Fund	Date of Current Agreement	Last Board Approval Date	Last Shareholder Approval Date
Segall Bryant & Hamill Small Cap Value Fund	December 6, 2019	November 18, 2020	December 6, 2019
Segall Bryant & Hamill Small Cap Growth Fund	May 1, 2018	November 18, 2020	March 22, 2018
Segall Bryant & Hamill Small Cap Core Fund	December 31, 2019	November 18, 2020	December 31, 2019
Segall Bryant & Hamill All Cap Fund	December 6, 2019	November 18, 2020	December 6, 2019
Segall Bryant & Hamill Emerging Markets Fund	December 6, 2019	November 18, 2020	December 6, 2019
Segall Bryant & Hamill International Small Cap Fund	December 6, 2019	November 18, 2020	December 6, 2019
Segall Bryant & Hamill Fundamental International Small Cap Fund	May 1, 2018	November 18, 2020	April 10, 2018
Segall Bryant & Hamill Global All Cap Fund	May 1, 2018	November 18, 2020	April 10, 2018
Segall Bryant & Hamill Workplace Equality Fund	May 1, 2018	November 18, 2020	April 10, 2018
Segall Bryant & Hamill Short Term Plus Fund	December 14, 2018	November 18, 2020	December 14, 2018
Segall Bryant & Hamill Plus Bond Fund	May 1, 2018	November 18, 2020	March 22, 2018
Segall Bryant & Hamill Quality High Yield Fund	May 1, 2018	November 18, 2020	April 10, 2018
Segall Bryant & Hamill Municipal Opportunities Fund	May 1, 2018	November 18, 2020	March 22, 2018
Segall Bryant & Hamill Colorado Tax Free Fund	May 1, 2018	November 18, 2020	March 22, 2018

EXHIBIT C

AUDIT FEES

The registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit fees” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related fees” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$166,000	$282,400
Audit Related Fees	---
Tax Fees	$42,000	$62,605
All Other Fees	---

The registrant’s Audit Committee has not adopted pre-approval policies and procedures for specific services, although the Audit Committee chairman may pre-approve audit and no-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at the next meeting. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before engaging the accountant to render such service.

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Aggregate non-audit fees were billed by the registrant’s principal accountant for services rendered to the registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of fiscal year ended December 31, 2020 and December 31, 2019, respectively. All such services were rendered to the registrant.

	FYE 12/31/2020	FYE 12/31/2019
Non-Audit Related Fees	$42,000	$62,605

EXHIBIT D

AUDIT COMMITTEE CHARTER

SEGALL BRYANT & HAMILL TRUST

AMENDED AND RESTATED AUDIT COMMITTEE GUIDELINES

Statement of Purpose and Policy

The Audit Committee (“Committee”) of the Board of Trustees of Segall Bryant & Hamill Trust (the “Trust”) is established by and amongst the Board of Trustees for the purpose of overseeing the accounting and financial reporting processes of the Trust and audits of the financial statements of the Trust. Accordingly, the Committee will assist the Board of Trustees in its oversight of (i) the integrity of the Trust’s financial statements; (ii) the Independent Registered Public Accounting Firm’s qualifications and independence; and (iii) the performance of the Trust’s internal audit function and Independent Registered Public Accounting Firm.

In February 2011, the Qualified Legal Compliance Committee (“QLCC”) was dissolved and its responsibilities were transferred to the Audit Committee. The Legal Compliance Committee Guidelines have been updated and renamed Legal Compliance Guidelines and appended to these Guidelines.

Membership

The Committee shall consist of at least three trustees, all of who qualify as independent trustees of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

The Committee intends to have at least one member of the Audit Committee have accounting or related financial management expertise and be designated as the “Audit Committee Financial Expert” as set forth in Item 401(e) of Regulation S-K.

The Board of Trustees of the Trust, by resolution adopted by a majority of such Board, may

1.	Fill any vacancy on the Audit Committee; and

2.	Appoint one or more disinterested trustees to serve as alternate members of the Audit Committee, to act in the absence or disability of members of the Audit Committee with all the powers of such absent or disable members; and

3.	Remove any trustee of the Trust from membership on the Committee at any time, with or without cause.

Summary of Responsibilities

In carrying out its responsibilities, the Committee should remain flexible, in order to react appropriately to changing conditions and legal requirements and to provide assurance to the Board and shareholders that the Trust’s accounting and reporting practices are in accordance with applicable requirements and are of the highest quality. The Committee’s responsibilities include the following:

1.      Pre-Approve Audit and Non-Audit Services. Review and approve in advance each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its Independent Registered Public Accounting Firm during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members by the Committee to whom authority to grant such approvals has been delegated by the Committee.

2.      Review Audit and Financial Statements. Review, in consultation with the Independent Registered Public Accounting Firm, the scope of the audit and the results of each external audit of the financial statements of the Trust, any difficulties or restrictions encountered in the audit, each report or opinion rendered by the Independent Registered Public Accounting Firm in connection with each audit, each related management letter, and management’s responses to recommendations made by the Independent Registered Public Accounting Firm in connection with the audit. Review and discuss the audited annual financial statements with the Independent Registered Public Accounting Firm and management and the unaudited semi-annual financial statements with management (if desired).

3.      Review Information From Independent Registered Public Accounting Firm. Review with the Independent Registered Public Accounting Firm and obtain timely annual reports from them regarding: (i) all critical accounting policies and practices of the Trust; (ii) all alternative treatments of financial information within generally accepted accounting principles that the Independent Registered Public Accounting Firm have discussed with management; (iii) the ramifications of the use of such alternative disclosure and treatments, and the treatment the Independent Registered Public Accounting Firm prefer; (iv) any significant accounting disagreements between the Independent Registered Public Accounting Firm and management; (v) other material written communications between the Independent Registered Public Accounting Firm and management, such as any management letter or schedule of unadjusted differences; and (vi) all non-audit services provided to the Trust, its investment adviser or any other entity in the Trust’s fund complex (as defined in Section 2-01(f)(14) of Regulation S-K) that were not pre-approved by the Trust’s audit committee.

4.      Review Certifying Officer Reports. Review with the President and Treasurer, in connection with the certifications required by the Sarbanes-Oxley Act of 2002: (i) all significant deficiencies in the design or operation of the Trust’s internal controls that could adversely affect the Trust’s ability to record, process, summarize and report the Trust’s financial data; (ii) any material weaknesses in the Trust’s internal controls; and (iii) any fraud, whether or not material, that involved management or other employees with a significant role in the Trust’s internal controls.

5.      Review Accountant Independence and Audit Partner Rotation. Review all factors bearing on the independence of the Independent Registered Public Accounting Firm (including whether any non-audit services the Trust receives from the auditors are compatible with maintaining the auditors’ independence) and make a determination that the Independent Registered Public Accounting Firm possess the requisite independence necessary under the federal securities laws and applicable accounting standards in order for the Independent Registered Public Accounting Firm to certify the Trust’s financial statements. In connection with this review and evaluation, the Committee shall confirm that no lead or concurring audit partner1 has performed such audit services for the Trust for more than five consecutive years, and that no other audit partner has performed other audit services for the Trust for more than seven years, followed by a five-year and a two-year time out period, respectively (unless the relevant accounting firm has fewer than five clients that are issuers under Section 10A(f) of the Securities Exchange Act of 1934, as amended, and fewer than 10 partners, and the Public Company Accounting Oversight Board conducts a review at least once every three years of each of the audit client engagements that would result in the forgoing).

6.      Discuss Financial Exposures. Discuss with the Trust’s officers the Trust’s major financial exposures and the steps management has taken to monitor and control such exposures, including the Trust’s risk assessment and risk management policies.

7.      Report to Board. Report to the entire Board regularly and as requested on the performance of its responsibilities and its findings.

8.      Miscellaneous. Have the power to inquire into any financial matters in addition to those set forth above and perform such other functions as may be assigned to it by law, the Trust’s Declaration of Trust, or Code of Regulations, or by the Board.

Resources and Management Assistance

1.	“Audit Partner” means a member of the Trust’s audit engagement team who has decision-making responsibility for significant auditing, accounting and reporting matters that affect the Trust’s financial statements or who maintains regular contact with the Trust’s management and the Committee. The term includes lead and concurring partners and partners with significant contact with the Trust.

Management of the Trust shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall conduct interviews or discussions, as it deems appropriate with personnel of the Trust, and/or others whose views would be considered helpful to the Committee.

The Committee may retain independent counsel and other advisers, at the cost of the Trust, as it determines necessary to carry out its duties.

Meetings

The Committee intends to meet quarterly or more often if necessary.

The Committee will meet, as it deems necessary, separately with management, the Independent Registered Public Accounting Firm and members of the Trust’s accounting team.

Minutes of all Committee meetings shall be provided to the Board of Trustees.

Additional Matters

The Committee will review and assess these Guidelines on an annual basis or more often as necessary.

Amended and Restated on: November 15, 2007, May 20, 2008, May 26, 2009, May 12, 2011, May 20, 2015, February 21, 2019, February 18, 2020, and February 17, 2021.

SEGALL BRYANT & HAMILL TRUST

LEGAL COMPLIANCE GUIDELINES

Statement of Purpose

The Audit Committee (the “Committee”) of the Board of Trustees of Segall Bryant & Hamill Trust (the “Trust”) is responsible for receiving reports of evidence of “Material Violations” (as defined below), determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto, as set forth in more detail below.

Authority and Responsibility

It is the authority and the responsibility of the Committee to do each of the following:

1.      Receive reports of evidence of (a) a material violation by the Trust (or by any officer, trustee, employee or agent of the Trust) of an applicable United States federal or state securities law, (b) a material breach by any such person of a fiduciary duty arising under United States federal or state law, or (c) a similar material violation by any such person of any United States federal or state law. Each of (a), (b) and (c) of this paragraph is referred to herein as a “Material Violation”.

2.      Inform the Trust’s Chief Executive Officer (“CEO”) of any report of evidence of a Material Violation, except in circumstances provided in applicable laws or regulations.

3.      Determine, by majority vote, whether an investigation is necessary regarding any report of evidence of a Material Violation. If it determines that an investigation is necessary or appropriate, the Committee will (a) notify the Trust’s full Board of Trustees of such fact, (b) initiate an investigation, which may be conducted by the CEO or by outside attorneys, and (c) retain such expert personnel as the Committee deems necessary.

4.      At the conclusion of any investigation authorized under paragraph 3 above, the Committee will (a) recommend, by majority vote, that the Trust implement an appropriate response to evidence of a Material Violation, and (b) inform the CEO and the Board of Trustees of the results of the investigation and of the appropriate remedial measures to be adopted.

5.      Take all other appropriate action, acting by majority vote, including notifying the Securities and Exchange Commission in the event the Trust fails in any material respect to implement an appropriate response that the Committee has recommended.

6.      Adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a Material Violation, and amend such procedures as they deem necessary or desirable.

EXHIBIT E

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

Segall Bryant & Hamill Trust

Nominating & Governance Committee Charter

(Adopted September 29, 2004; Revised May 11, 2005, November 15, 2007, December 14, 2015, November 14, 2018, and November 18, 2020)

1.	Purpose

1.1	The purpose of the Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of the Segall Bryant & Hamill Trust (the “Trust”) is to advise and assist the Board in selecting nominees to serve as trustees of the Trust and in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust.

2.	Charter

2.1	This charter is the written charter of the Nominating and Governance Committee (the “Charter”).

3.	Composition

3.1	The Nominating and Governance Committee will at all times consist of, at a minimum, three (3) directors.

3.2	Each of the members of the Nominating and Governance Committee will meet the independence and qualification requirements as provided in applicable laws and regulations.

3.3	The Nominating and Governance Committee will recommend nominees for appointment to the Nominating and Governance Committee annually and as vacancies or newly created positions occur. Nominating and Governance Committee members will be appointed by the Board and may be removed by the Board at any time.

3.4	The Nominating and Governance Committee will recommend to the Board, and the Board will designate, the chair of the Nominating and Governance Committee (the “Chair”).

3.5	The Chair will be responsible for leadership of the Nominating and Governance Committee, including preparing the agenda, presiding over Nominating and Governance Committee meetings, making Nominating and Governance Committee assignments, and reporting the Nominating and Governance Committee’s actions to the Board.

4.	Meetings

4.1	The Nominating and Governance Committee will meet as often as it deems necessary or appropriate to perform its duties and responsibilities under the Charter, either in person or telephonically.

4.2	The Nominating and Governance Committee may create subcommittees, each of which will report to the Nominating and Governance Committee.

4.3	The Nominating and Governance Committee will report to the full Board with respect to its meetings, and provide the Board with a copy of the minutes of all Nominating and Governance Committee meetings.

4.4	The majority of the members of the Nominating and Governance Committee will constitute a quorum, and the Nominating and Governance Committee will act at an in person or telephonic meeting only by majority vote. The Nominating and Governance Committee may also act by unanimous written consent.

5.	Authority and Responsibilities

5.1	Identifying and Evaluating Trustee Candidates.

5.1.1	General. The Nominating and Governance Committee will seek individuals qualified to become board members for recommendation to the Board, including evaluating persons suggested by shareholders. Trustees may be nominated by the Board of Trustees or by shareholders in accordance with this Charter. The Nominating and Governance Committee will conduct the appropriate inquiries into the backgrounds and qualifications of possible nominees. The Nominating and Governance Committee will investigate and review each proposed nominee’s qualifications for service on the Board, and where appropriate, recommend to the Board proposed nominees for Board membership.

5.1.2	Recommendation of Candidates. Board members or shareholders who wish to recommend candidates for consideration as trustees, shall submit the names of the candidates to the Committee Chairman in writing. The Committee will promptly advise the person offering the recommendation what information about the candidate, his experience and qualifications should be submitted to the Committee so that the Committee may carry out its investigation and evaluation of the candidate. Concurrently the Committee will inform the recommending person as to whether a meeting of shareholders at which trustees will be elected has been called or a present or anticipated vacancy on the board has been publicly disclosed for which the recommended candidate would be a potential nominee. The Committee may also adopt policies with respect to handling candidate recommendations between vacancies on the Board and between shareholder elections of trustees.

5.1.3	Nominations of Trustees by Shareholders. The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate that are submitted timely and with adequate information about the candidate in the Committee’s view in order for them to make an assessment. The Committee shall assess shareholder nominees in the same manner as the Committee reviews its own nominees. Any recommendation must be submitted in writing to the Committee in care of the Trust’s Treasurer at Segall Bryant & Hamill, Republic Plaza, 370 17th Street, Suite 5000, Denver, Colorado 80202, and should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of such proposed nominee under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended. The Committee, in its discretion, may request additional information concerning the recommended candidate in order to evaluate the candidate’s qualifications.

5.1.4	Individual Evaluation Criteria. The Nominating and Governance Committee works with the Board on an annual basis to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual director candidates, the Nominating and Governance Committee will take into account many factors, including but not limited to:

5.1.4.1	general understanding of marketing, finance and other disciplines relevant to the success of a publicly-traded company in today’s business environment;

5.1.4.2	understanding of the Trust’s business on a technical level;

5.1.4.3	educational and professional background;

5.1.4.4	integrity and commitment to devote the time and attention necessary to fulfill his or her duties to the Trust; and

5.1.4.5	diversity of race, ethnicity, gender and age.

5.1.5	Overall Evaluation Criteria. The Nominating and Governance Committee will also evaluate each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment, using its diversity of experience. The Nominating and Governance Committee believes that, except during periods of temporary vacancies, a majority of its directors must be independent. In determining the independence of a director, the Board will apply the definition of "independent director" in the Investment Company Act of 1940, as amended.

5.1.6	Additional Criteria For Current Trustees. In determining whether to recommend a director for re-election, the Nominating and Governance Committee will consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

5.1.7	No Term Limits. The Nominating and Governance Committee does not believe it should limit the number of terms for which an individual may serve as a director. Trustees who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of the Trust based on their experience with and understanding of the Trust’s history, policies and objectives. The Nominating and Governance Committee believes that, as an alternative to term limits, it can ensure that the Board continues to evolve and adopt new viewpoints through the evaluation and nomination process.

5.1.8	No Specific Limitation on Service on Other Boards. The Nominating and Governance Committee does not believe that Board members should be prohibited from serving on boards and/or committees of other organizations, and has not adopted any guidelines limiting such activities. However, the Nominating and Governance Committee will take into account the nature of and time involved in a director’s service on other boards in evaluating the suitability of individual directors and making its recommendations to the Board. Service on boards and/or committees of other organizations should be consistent with the Trust’s conflict of interest policies.

5.1.9	Use of Third Party Service Providers. The Nominating and Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify or evaluate director candidates and shall have sole authority to approve the search firm’s fees and other retention terms.

5.2	Board Committee Recommendations. The Nominating and Governance Committee will recommend nominees for appointment to each Board committee annually and as vacancies or newly created positions occur. The Nominating and Governance Committee will also recommend the chair for each Board committee and the Audit Committee Financial Expert.

5.3	Board Assessment. The Nominating and Governance Committee will receive comments from all directors and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year.

5.4	Related Party Transactions and Conflicts of Interest. The Nominating and Governance Committee will consider issues involving possible conflicts of interest of directors. The Nominating and Governance Committee will have the authority to consider for approval any related party transactions and, if possible, approve such transactions before they are entered into.

5.5	Trustee Compensation. The Nominating and Governance Committee will recommend and review all matters pertaining to fees and retainers paid to directors for Board and committee service and for serving as chair of a Board committee.

5.6	New Trustee Orientation. The Nominating and Governance Committee shall oversee the development by Segall Bryant & Hamill and legal counsel to the Independent and Interested Trustees of a program for the orientation of new Independent and Interested Trustees. This orientation is intended to familiarize new Independent and Interested Trustees with their responsibilities under applicable corporate law and the Investment Company Act of 1940, the operations of the Trust and their principal service providers, and the industry in which the Trust operates.

5.7	Additional Assignments. The Nominating and Governance Committee will perform such other functions as the Board may from time to time assign to the Nominating and Governance Committee.

6.	Miscellaneous

6.1	The Nominating and Governance Committee will be given the resources and assistance necessary to discharge its responsibilities, including unrestricted access to Trust personnel and documents. The Nominating and Governance Committee will also have the authority to engage and obtain advice and assistance from internal or external legal, accounting or other advisors, as it deems necessary or appropriate. The Nominating and Governance Committee will have the sole authority to retain and terminate any search firm used to identify director candidates, including the sole authority to approve fees and other retention terms.

6.2	At least annually, the Nominating and Governance Committee will review and assess the adequacy of the Charter.

EXHIBIT F

PROXY CARD